Exhibit 10.34

      THIS OFFICE LEASE ("Lease") is made and entered into effective as of the 1st day of February, 2005, by and between 1400 GLENARM PLACE VENTURE (the "Landlord"), and RICOCHET NETWORKS, INC., a Delaware corporation (the "Tenant").

                           ARTICLE 1: BASIC PROVISIONS

      This Article contains the basic lease provisions between Landlord and Tenant.

A. Building:            1400 Glenarm Place, Denver, Colorado (the "Property", as
                        further described in Article 30).

B. Premises:            Suite 100  located on the 1st floor of the  Building  as
                        cross hatched on Exhibit A hereto, together with the existing walled office fixtures.

C. Commencement
   Date:                February 1, 2005, subject to Articles 2 and 4.

D. Expiration Date:     January 31, 2008, subject to Articles 2 and 4.

E. Rentable Area:       The rentable area of the Premises  shall be deemed to be
                        4,723 square feet, and the rentable area of the Property shall be deemed to be 38,500 square feet, for purposes of this Lease, subject to Article 30.

F. Tenant's Share:      Twelve and 27/100 percent (12.27%),  subject to Articles
                        3 and 30.

G. Base Rent:           Tenant  shall  pay  monthly  Base Rent  pursuant  to the
                        following schedule and as described in Article 3:

                        Period                            Monthly Base Rent

                        2/1/05 - 1/31/06:                 $5,805.35
                        2/1/06 - 1/31/07:                 $6,002.15
                        2/1/07 - 1/31/08:                 $6,198.94

H. Additional Rent:     Tenant shall pay Tenant's Share of Taxes and Expenses in
                        excess  of the  amount  for the  Base  Tax Year and Base
                        Expense Year of 2005, as further described in Article 3.

I. Permitted Use:       General offices, subject to Article 7.

J. Security Deposit:    $6,002.15, subject to Article 16.

K. Broker (if any):     Frederick  Ross  Company and Cresa  Partners  subject to
                        Article 26.

L. Guarantor(s):        YDI Wireless, Inc.

M. Landlord's Notice Address (subject to Article 25):

                        c/o Shames-Makovsky Realty Company, 1400 Glenarm Place, Suite 201, Denver, Colorado 80202.

N. Tenant's Notice Address (subject to Article 25):

                        Ricochet Networks, Inc., 1400 Glenarm Place, Suite 100, Denver, Colorado 80202.

0. Rent Payments:       Rent  shall  be paid to  Landlord,  c/o  Shames-Makovsky
                        Realty Company,  1400 Glenarm Place,  Suite 201, Denver,
                        Colorado 80202, or such other parties and addresses as to which Landlord shall provide advance notice.

P. Exhibits:            This Lease includes, and incorporates by this reference:

                        Exhibit A:     Premises
                        Exhibit B:     Rules
                        Exhibit C:     Guaranty

      The foregoing provisions shall be interpreted and applied in accordance with the other provisions of this Lease. The terms of this Article, and the terms defined in Article 30 and other Articles, shall have the meanings specified therefor when used as capitalized terms in other provisions of this Lease or related documentation (except as expressly provided to the contrary therein).

                        ARTICLE 2: TERM AND COMMENCEMENT

      A. Term. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises for the Term, subject to the other provisions of this Lease. The term ("Term") of this Lease shall commence on the Commencement Date and end on the Expiration Date set forth in Article 1, unless sooner terminated as provided in this Lease, subject to adjustment as provided below and the other provisions of this Lease.

      B. Early Commencement. The Commencement Date, Rent and Tenant's other obligations shall be advanced to such earlier date as Tenant, with Landlord's written permission, commences occupying the Premises for business purposes. If such event occurs with respect to a portion of the Premises, the Commencement Date, Rent and Tenant's other obligations shall be so advanced with respect to such portion (and fairly prorated based on the rentable square footage involved). During any period that Tenant shall be permitted to enter the Premises prior to the Commencement Date other than to occupy the same for business purposes (e.g., to perform alterations or improvements),

Tenant shall comply with all terms and provisions of this Lease, except those provisions requiring the payment of Rent. Landlord shall permit early entry, so long as the Premises are legally available, Landlord has completed any work required to be performed by Landlord under this Lease (or can reasonably accommodate the scheduling of minor work Tenant desires to perform, such as cabling, without delaying any such Landlord work), and Tenant is in compliance with the other provisions of the Lease, including the insurance requirements.

      C. Commencement Delays. Subject to Article 4.C, the Commencement Date, Rent and Tenant's other obligations shall be postponed to the extent Tenant is not reasonably able to occupy the Premises because Landlord fails, by the Commencement Date set forth in Article 1, to: (i) deliver possession of the Premises, and (ii) substantially complete any improvements to the Premises required to be performed by Landlord under this Lease, except to the extent that Tenant, its space planners, architects, contractors, agents or employees in any way contribute to such failure. If such failure occurs with respect to a portion of the Premises, the Commencement Date, Rent and Tenant's other obligations shall be so postponed with respect to such portion (and fairly prorated based on the rentable square footage involved). If the Commencement Date is postponed pursuant to the foregoing provisions for a ninety (90) day initial grace period, Tenant shall have the right to terminate this Lease by notice to Landlord given within ten (10) days thereafter, subject to Landlord's right to cure as provided in Article 21. Any such delay in the Commencement Date shall not subject Landlord to liability for loss or damage resulting therefrom, and Tenant's sole recourse with respect thereto shall be the postponement of Rent and other obligations and right to terminate this Lease described herein.

      D. Adjustments and Confirmation. If the Commencement Date is advanced to an earlier date as provided above, the Expiration Date shall not be changed. If the Commencement Date is postponed as provided above, the Expiration Date shall be extended by the same length of time if Landlord so elects by notice to Tenant. If the Commencement Date occurs other than on the first day of a calendar month, Landlord may further elect by such notice to: (i) extend the Term so that the Expiration Date is the last day of the calendar month in which it would otherwise occur, and/or (ii) adjust the dates for any fixed increases in the Base Rent so that they occur on the first day of the calendar month following the month in which they would otherwise occur. Tenant shall execute a confirmation of any dates as adjusted herein in such form as Landlord may reasonably request; any failure to respond within thirty (30) days after requested shall be deemed an acceptance of the matters set forth in Landlord's confirmation. If Tenant disagrees with Landlord's adjustment of such dates, Tenant shall pay Rent and perform all other obligations commencing and ending on the dates determined by Landlord, subject to refund or credit when the matter is resolved.

                    ARTICLE 3: BASE RENT AND ADDITIONAL RENT

      A. Base Rent. Tenant shall pay Landlord the monthly Base Rent set forth in
Article 1 in advance on or before the first day of each calendar month during the Term; provided, Tenant shall pay Base Rent for the first full calendar month for which Base Rent shall be due (and any initial partial month) when Tenant executes this Lease.

      B. Taxes and Expenses. Tenant shall pay Landlord Tenant's Share of Taxes and Expenses in excess of the amounts of Taxes and Expenses respectively for the Base Tax Year and Base Expense Year in the manner described below. The foregoing capitalized terms shall have the meanings specified therefor in Articles 1 and 30.

      C. Payments.

      (i) Landlord may reasonably estimate in advance the amounts Tenant shall owe for Taxes and Expenses for any full or partial calendar year of the Term. In such event, Tenant shall pay such estimated amounts, on a monthly basis, on or before the first day of each calendar month, together with Tenant's payment of Base Rent. Such estimate may be reasonably adjusted from time to time by Landlord.

      (ii) Within 120 days after the end of each calendar year, or as soon thereafter as practicable, Landlord shall provide a statement (the "Statement") to Tenant showing: (a) the amount of actual Taxes and Expenses for such calendar year, with a listing of amounts for major categories of Expenses, (b) any amount paid by Tenant towards Taxes and Expenses during such calendar year on an estimated basis, and (c) any further revised estimate of Tenant's obligations for Taxes and Expenses for the current calendar year.

      (iii) If the Statement shows that Tenant's estimated payments were less than Tenant's actual obligations for Taxes and Expenses for such year, Tenant shall pay the difference within fifteen (15) days after Landlord sends the Statement. If the Statement shows that Tenant's estimated payments exceeded Tenant's actual obligations for Taxes and Expenses, Landlord shall credit the difference against the payment of Rent next due. If the Term shall have expired and no further Rent shall be due, Landlord shall provide a refund of such difference at the time Landlord sends the Statement.

      (iv) If the Statement shows a further increase in Tenant's estimated payments for the current calendar year, Tenant shall: (a) thereafter pay the new estimated amount until Landlord further revises such estimated amount, and (b) pay the difference between the new and former estimates for the period from January 1 of the current calendar year through the month in which the Statement is sent within fifteen (15) days after Landlord sends the Statement.

      (v) In lieu of providing one Statement covering all such items, Landlord may provide separate statements, at the same or different times. So long as Tenant's obligations hereunder are not materially adversely affected thereby, Landlord reserves the right to reasonably change, from time to time, the manner or timing of Tenant's payments for Taxes and Expenses.

      D. Tax Refunds, Protest Costs, Fiscal Years and Special Assessments. Landlord shall each year: (i) credit against Taxes any refunds received during such year, whether or not for a prior year, (ii) include in Taxes any additional amount paid during such year involving an adjustment to Taxes for a prior year due to error by the taxing authority, supplemental assessment, or other reason, (iii) for Taxes payable in installments over more than one year, include only the minimum amounts payable each year and any interest thereon, and (iv) include, in either Taxes or Expenses, any fees for attorneys, consultants and experts, and other costs paid during such year in attempting to protest, appeal or otherwise seek to reduce or minimize Taxes, whether or not successful. Notwithstanding anything to the contrary contained in this Lease, if any taxing authority, at any time, uses a fiscal year other than a current calendar year, Landlord may elect to require payments by Tenant based on: (a) amounts paid or payable during each calendar year without regard to such fiscal years, or (b) amounts paid or payable for or during each fiscal tax year.

      E. Grossing Up and Tenant's Share Adjustments. In order to allocate variable Expenses (i.e. those items that vary based on occupancy levels, such as cleaning and utilities) among those parties who are leasing space at the Property when it is not fully occupied during all or a portion of any calendar year, Landlord may reasonably determine the amount of such variable Expenses that would have been paid had the Property been 95% occupied, in which case the amount so determined shall be deemed to have been the amount of Expenses for such year (rather than adjusting Tenant's Share by subtracting vacant space from the denominator). Similarly, if Landlord is not furnishing any particular utility or service to a tenant during any period (the cost of which, if performed by Landlord, would be included in Expenses), Landlord may for such period: (i) adjust such items to reflect the additional amount that would reasonably have been incurred during such period had Landlord furnished such utility or service to such tenant, or (ii) exclude the rentable area of such tenant from the rentable area of the Property in computing Tenant's Share of such items. "Tenant's Share" shall be subject to such other adjustments as are provided in the definition thereof in Article 30 below.

      F. Prorations; Payments After Term Ends. If the Term commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, the Base Rent and any other amounts payable on a monthly basis shall be prorated on a per diem basis for such partial calendar months. If the Base Rent is scheduled to increase under Article 1 other than on the first day of a calendar month, the amount for such month shall be prorated on a per diem basis to reflect the number of days of such month at the then current and increased rates, respectively. If the Term commences other than on January 1, or ends other than on December 31, Tenant's obligations to pay amounts towards Taxes and Expenses for such first or final calendar years shall be prorated on a per diem basis to reflect the portion of such years included in the Term. Tenant's obligations to pay Taxes and Expenses (or any other amounts) accruing during, or relating to, the period prior to expiration or earlier termination of this Lease, shall survive such expiration or termination.

      G. Landlord's Accounting Practices and Records. Landlord shall maintain records respecting Taxes and Expenses and determine the same in accordance with sound accounting and management practices consistently applied in accordance with this Lease. Although this Lease contemplates the general computation of Taxes and Expenses on a cash basis, Landlord shall make reasonable and appropriate accrual adjustments to ensure that each calendar year includes substantially the same recurring items. Landlord reserves the right to apply a full accrual system of accounting so long as the same is consistently applied and Tenant's obligations are not materially adversely affected. Tenant or its representative (acting on a non-contingent fee basis) shall have the right to review such records by sending notice to Landlord no later than thirty (30) days following the furnishing of the Statement specifying such records as Tenant reasonably desires to review. Such review shall be subject to the continuing condition that Tenant not be in Default, and subject to reasonable scheduling by Landlord during normal business hours at the place or places where such records are normally kept. No later than thirty (30) days after Landlord makes such records available for review, Tenant shall send Landlord notice specifying any exceptions that Tenant takes to matters included in such Statement, Tenant's detailed reasons for each exception which support a conclusion that such exception properly identifies an error in such Statement, and a complete copy of the review report. Such Statement shall be considered final and binding on Tenant, except as to matters to which exception is taken after review of Landlord's records in the foregoing manner and within the foregoing times. The foregoing times for sending Tenant's notices hereunder are critical to Landlord's budgeting process, and are therefore of the essence of this Paragraph. If Tenant takes timely exception as provided herein, Landlord may seek certification from an independent certified public accountant or financial consultant (who shall be subject to Tenant's reasonable approval) as to the proper amount of Taxes and Expenses or the items as to which Tenant has taken exception. In such case: (i) such certification shall be considered final and binding on both parties (except as to additional amounts not then known or omitted by error), and (ii) Tenant shall pay Landlord for the cost of such certification, unless it shows that Taxes and Expenses were overstated by a net amount of five percent (5%) or more. Pending review of such records and resolution of any exceptions, Tenant shall pay Tenant's Share of Taxes and Expenses in the amounts shown on such Statement, subject to credit, refund or additional payment after any such exceptions are resolved

      H. General Payment Matters. Base Rent, Taxes, Expenses and any other amounts which Tenant is or becomes obligated to pay Landlord under this Lease or other agreement entered in connection herewith are sometimes herein referred to collectively as "Rent," and all remedies applicable to the non-payment of rent shall be applicable thereto. Tenant shall pay Rent in good funds and legal tender of the United States of America, together with any applicable sales tax or other taxes on Rent as further described in Article 14. Tenant shall pay Rent without any deduction, recoupment, set-off or counterclaim, and without relief from any valuation or appraisement laws, except as may be expressly provided in this Lease. No delay by Landlord in providing the Statement (or separate statements) shall be deemed a default by Landlord or a waiver of Landlord's right to require payment of Tenant's obligations for actual or estimated Taxes or Expenses. In no event shall a decrease in Taxes or Expenses serve to decrease Base Rent. Landlord may apply payments received from Tenant to any obligations of Tenant then accrued, without regard to such obligations as may be designated by Tenant.

                        ARTICLE 4: CONDITION OF PREMISES

      A. General Condition of Premises. Tenant has inspected, or had an opportunity to inspect, the Premises (and portions of the Property, Systems and Equipment providing access to or serving the Premises), and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, except as may be expressly provided under this Lease (which term includes any Exhibit hereto). To the extent that Landlord has expressly agreed to perform any improvements to the Premises under this Lease, the following provisions shall apply.

      B. Tenant Not Occupying Premises During Improvements. If Tenant is not currently occupying the Premises, then to the extent that Landlord is required to perform any improvements to the Premises under this Lease: (i) Landlord shall use diligent, good faith efforts to substantially complete any such improvements to an extent that Tenant can reasonably occupy the Premises by the Commencement Date set forth in Article 1, subject to Article 2 and the other provisions of this Lease, (ii) Tenant shall use diligent, good faith efforts to cooperate, and to cause its space planners, architects, contractors, agents and employees to cooperate, diligently and in good faith with Landlord and any space planners, architects, contractors or other parties designated by Landlord, such that any such improvements to the Premises can be planned, permits can be obtained, and the work can be substantially completed by the Commencement Date set forth in
Article 1, and (iii) the Commencement Date, Rent and Tenant's other obligations shall be subject to postponement as further described in Article 2. In the event of any dispute as to whether any such improvements have been substantially completed, Landlord may refer the matter to Landlord's independent architect, whose good faith decision shall be final and binding on the parties.

      C. Tenant Occupying Premises During Improvements. If Tenant is currently occupying the Premises, whether pursuant to a prior lease or otherwise, and Landlord is required to perform any improvements to the Premises under this Lease, then notwithstanding any other provision of this Lease to the contrary:
(i) Landlord shall use commercially reasonable efforts to minimize any disruption to Tenant's occupancy of the Premises in connection therewith, (ii) Landlord shall seek to substantially complete the same by the Commencement Date set forth in Article 1, or within a reasonable time thereafter, but shall not be required to incur overtime or pay premiums to perform such work before or after the Building Hours, and may require that Tenant cooperate in scheduling and staging the work within the Premises (including cooperation in moving personnel, furniture and equipment or permitting Landlord to do so), and (iii) there shall be no postponement of the Commencement Date or abatement of Rent as a result of any such improvements, or delays in substantially completing the same, under any circumstances (Tenant hereby acknowledging that it could have arranged for such improvements through an independent contractor, subject to Landlord's approval, the other provisions of this Lease and such other documentation as Landlord may have required).

                           ARTICLE 5: QUIET ENJOYMENT

      Landlord agrees that, if Tenant timely pays the Rent and performs the terms and provisions hereunder, Tenant shall hold the Premises during the Term free of lawful claims by any party acting by or through Landlord, subject to all other terms and provisions of this Lease.

                        ARTICLE 6: UTILITIES AND SERVICES

      A. Standard Landlord Utilities and Services. Landlord shall provide the following utilities and services (the cost of which shall be included in Expenses):

      (i) Heat and air-conditioning to provide a temperature required, in Landlord's reasonable opinion and in accordance with applicable Law, for occupancy of the Premises as offices during Building Hours (as defined in Article 30).

      (ii) Water from city mains for drinking, lavatory and toilet purposes only, at those points of supply provided for nonexclusive general use of tenants at the Property, or points of supply in the Premises installed by or with Landlord's written consent for such purposes.

      (iii) Cleaning and trash removal in and about the Premises comparable to that provided as a standard service by landlords for office space in comparable office buildings in the vicinity.

      (iv) Passenger elevator service at all times (if the Property has such equipment serving the Premises, and subject to changes in the number of elevators in service after Building Hours or at other times), and freight elevator service (if the Property has such equipment serving the Premises, and subject to scheduling by Landlord), in common with Landlord and other parties.

      (v) Electricity for building-standard overhead office lighting fixtures, and equipment and accessories customary for offices, where: (a) Tenant uses an amount of electricity that is generally consistent with average office use at the Property, as reasonably determined by Landlord, (b) the Systems and Equipment are suitable, and the safe and lawful capacity thereof is not exceeded, and (c) sufficient capacity remains at all times for other existing and future tenants, as reasonably determined by Landlord (who shall be subject to similar restriction).

      B. Additional Utilities and Services. Landlord shall seek to provide such extra utilities or services as Tenant may from time to time request, if the same are reasonable and feasible for Landlord to provide and do not involve modifications or additions to the Property or existing Systems and Equipment, and if Landlord shall receive Tenant's request within a reasonable period prior to the time such extra utilities or services are required. Landlord may comply with written or oral requests by any officer or employee of Tenant, unless Tenant shall notify Landlord of, or Landlord shall request, the names of authorized individuals (up to 3 for each floor on which the Premises are located) and procedures for written requests. Tenant shall pay, for any extra utilities or services, such standard charges as Landlord shall from time to time establish, Landlord's out-of-pocket costs for architects, engineers, consultants and other parties relating to such extra utilities or services, and a fee equal to fifteen percent (15%) of such costs (provided, Landlord's standard overtime HVAC charges shall not require an additional such percentage thereon). All payments for such extra utilities or services shall be due at the same time as the installment of Base Rent with which the same are billed, or if billed separately, shall be due within fifteen (15) days after such billing. Landlord shall not be responsible for inadequate air-conditioning or ventilation whenever the use or occupancy of the Premises exceeds the normal capacity or design loads of, affects the temperature or humidity otherwise maintained by, or otherwise adversely affects the operation of, the Systems and Equipment for the Property, whether due to items of equipment or machinery generating heat, above-normal concentrations of personnel or equipment, or alterations to the Premises made by or through Tenant without balancing the air or installing supplemental HVAC equipment. In any such case, with at least fifteen (15) days advance notice to Tenant, Landlord may:
(i) elect to balance the air and/or install, operate, maintain and replace such supplemental HVAC equipment during the Term, at Tenant's reasonable expense, as an extra utility or service, or (ii) require that Tenant arrange for the same as Work under Article 9. Notwithstanding the foregoing to the contrary, in lieu of charging separately for additional utilities and services, Landlord may reasonably elect from time to time to expand the amounts of utilities or services available without separate charge, in which case the costs thereof shall be included respectively in Utility Costs or Expenses.

      C. Monitoring. Landlord may install and operate meters, submeters or any other reasonable system for monitoring or estimating any services or utilities used by Tenant in excess of those required to be provided by Landlord under this Article (including a system for Landlord's engineer to reasonably estimate any such excess usage). If such system indicates such excess services or utilities, Tenant shall pay Landlord's charges and fees as described in Paragraph B above for installing and operating such system and any supplementary air-conditioning, ventilation, heat, electrical or other systems or equipment (or adjustments or modifications to the existing Systems and Equipment) which Landlord may make, and Landlord's charges for such amount of excess services or utilities used by Tenant.

      D. Interruptions and Changes. Landlord shall have no liability for interruptions, variations, shortages, failures, changes in quality, quantity, character or availability of any utilities or services caused by repairs, maintenance, replacements, alterations (including any freon retrofit work), labor controversies, accidents, inability to obtain services, utilities or supplies, governmental or utility company acts or omissions, requirements, guidelines or requests, or other causes beyond Landlord's reasonable control (or under any circumstances with respect to utilities or services not required to be provided by Landlord hereunder). Under no circumstances whatsoever shall any of the foregoing be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, serve to abate Rent, or relieve Tenant from performance of Tenant's obligations under this Lease. However, in any such event after receiving notice, Landlord shall use commercially reasonable efforts to restore such utilities or services required to be provided hereunder to reasonable levels.

                 ARTICLE 7: USE, COMPLIANCE WITH LAWS, AND RULES

      A. Use of Premises. Tenant shall use the Premises only for the permitted use identified in Article 1, and no other purpose whatsoever, subject to the other provisions of this Article and this Lease. Unless expressly permitted in
Article 1, Tenant shall not use or permit the Premises to be used as a: (i) medical, dental, psychology, psychiatry or science office or laboratory, (ii) telemarketing "boiler-room" sales operation, (iii) "executive suite" or "legal suite" multi-party shared offices operation, (iv) travel agency or reservation center, (v) retail real estate brokerage, retail stock brokerage, or retail bank or financial institution, (vi) computerized vehicle sales, loan or "finder" service, (vii) social-welfare office or governmental, quasi-governmental, trade association or union office or activities, (ix) employment, placement, recruiting or clerical support agency, (x) radio or television studio or broadcasting or recording facility, or (xi) school, educational facility or training center (except for training that is minor and ancillary to general office use and does not require parking in excess of code requirements for general office use).

      B. Compliance With Laws. Tenant shall comply with all Laws relating to the Premises and Tenant's use of the Premises and Property, and shall promptly reimburse Landlord for any expenses Landlord incurs for work or other matters relating to areas outside of the Premises in order to comply with Laws as a result of Tenant's particular use of the Premises (as opposed to a Law that applies to office tenants in general); provided, Tenant shall not be required by this provision to perform structural improvements to the Premises that will result in a benefit to Landlord extending beyond the Term, as it may be extended, unless required by a Law pertaining to: (i) Tenant's particular use of the Premises (as opposed to a Law that applies to office tenants in general),
(ii) Work performed by or for Tenant or any Transferee (i.e. excluding any improvements or work that Landlord is required to perform under this Lease), or
(iii) other acts or omissions of Tenant or any Transferee.

      C. Rules. Tenant shall comply with the Rules set forth in Exhibit B attached hereto (the "Rules"). Landlord shall have the right, by notice to Tenant, to reasonably amend such Rules and supplement the same with other reasonable Rules relating to the Property, or the promotion of safety, care, efficiency, cleanliness or good order therein. Although Landlord shall not discriminate against Tenant in the enforcement of the Rules, nothing herein shall be construed to give Tenant or any other Person any claim, demand or cause of action against Landlord arising out of the violation of Laws or the Rules by any other tenant or visitor of the Property, or out of the enforcement, modification or waiver of the Rules by Landlord in any particular instance.

      D. Other Requirements. So long as Tenant receives written notification of the applicable requirements, Tenant shall not use or permit the Premises or Property to be used in a way that will: (i) violate the requirements of Landlord's insurers, the American Insurance Association, or any board of underwriters, (ii) cause a cancellation of Landlord's policies, impair the insurability of the Property, or increase Landlord's premiums (any such increase shall be paid by Tenant without such payment being deemed permission to continue such activity or a waiver of any other remedies of Landlord), or (iii) violate the requirements of any Lenders, the certificates of occupancy issued for the Premises or the Property, or any other requirements, covenants, conditions or restrictions affecting the Property at any time (provided none of the foregoing shall prohibit normal office use of the Premises in compliance with the other provisions of this Lease).

                       ARTICLE 8: MAINTENANCE AND REPAIRS

      Except for customary cleaning and trash removal provided by Landlord under
Article 6, or casualty damage to be repaired by Landlord under Article 11, Tenant shall keep and maintain (or cause to be kept and maintained) the Premises in good and sanitary condition, working order and repair, in compliance with all applicable Laws as described in Article 7, and as required under other provisions of this Lease, including the Rules (including any carpet and other flooring material, paint and wall-coverings, doors, windows, ceilings, interior surfaces of walls, lighting, plumbing and other fixtures, alterations, improvements, and systems and equipment in or exclusively serving the Premises whether installed by Landlord or Tenant). In the event that any repairs, maintenance or replacements are required, Tenant shall promptly notify Landlord and arrange for the same either: (i) through Landlord for such reasonable charges as Landlord may establish from time to time, payable within fifteen (15) days after billing, or (ii) at Landlord's option, by engaging such contractors as Landlord shall first designate or approve in writing to perform such work, all in a first class, workmanlike manner approved by Landlord in advance in writing and otherwise in compliance with Article 9 respecting "Work". Tenant shall promptly notify Landlord concerning the necessity for any repairs or other work hereunder and upon completion thereof. Tenant shall pay Landlord for any repairs, maintenance and replacements to areas of the Property outside the Premises caused, in whole or in part, as a result of moving any furniture, fixtures, or other property to or from the Premises, or otherwise by Tenant or its employees, agents, contractors, or visitors (notwithstanding anything to the contrary contained in this Lease). Except as provided in the preceding sentence, or for damage covered under Article 11, Landlord shall keep the exterior walls, roof, structure, Systems and Equipment, and common areas of the Property in good and sanitary condition, working order and repair (the cost of which shall be included in Expenses to the extent permitted in the definition thereof in
Article 30) and in compliance with all applicable Laws.

                        ARTICLE 9: ALTERATIONS AND LIENS

      A. Alterations and Approval. Tenant shall not attach any fixtures, equipment or other items to the Premises, or paint or make any other additions, changes, alterations or improvements to the Premises or the Systems and Equipment serving the Premises (all such work is referred to collectively herein as the "Work"), without the prior written consent of Landlord. Landlord shall not unreasonably withhold consent, except that Landlord reserves the right to withhold consent in Landlord's sole discretion for Work affecting the structure, safety, efficiency or security of the Property or Premises, the Systems and Equipment, or the appearance of the Premises from any common or public areas.

Landlord may only require removal of Work installed by or for Tenant as provided under Article 23.

      B. Approval Conditions. Landlord reserves the right to impose reasonable requirements as a condition of such consent or otherwise in connection with the Work, including requirements that Tenant: (i) use parties contained on Landlord's approved list (if reputable and available on commercially reasonable terms) or submit for Landlord's prior written approval the names, addresses and background information concerning all architects, engineers, contractors, subcontractors and suppliers Tenant proposes to use, (ii) submit for Landlord's written approval detailed plans and specifications prepared by licensed and competent architects and engineers, (iii) obtain and post permits, (iv) provide additional insurance, bonds and/or other reasonable security and/or documentation protecting against damages, liability and liens, (v) use union labor (if Landlord uses union labor), (vi) permit Landlord or its representatives to inspect the Work at reasonable times, and (vii) comply with such other reasonable requirements as Landlord may impose concerning the manner and times in which such Work shall be done. Landlord may require that all Work be performed under Landlord's supervision. If Landlord consents, inspects, supervises, recommends or designates any architects, engineers, contractors, subcontractors or suppliers, the same shall not be deemed a warranty as to the adequacy of the design, workmanship or quality of materials, or compliance of the Work with the plans and specifications or any Laws.

      C. Performance of Work. All Work shall be performed: (i) in a thoroughly first class, professional and workmanlike manner, (ii) only with materials that are new, high quality, and free of material defects, (iii) only by parties, and strictly in accordance with plans, specifications, and other matters, approved or designated by Landlord in advance in writing, (iv) so as not to adversely affect the Systems and Equipment or the structure of the Property, (v) diligently to completion and so as to avoid any disturbance, disruption or inconvenience to other tenants and the operation of the Property, and (vi) in compliance with all Laws, the Rules and other provisions of this Lease, and such other reasonable requirements as Landlord may impose concerning the manner and times in which such Work shall be done. Any floor, wall or ceiling coring work or penetrations or use of noisy or heavy equipment which may interfere with the conduct of business by other tenants at the Property shall, at Landlord's option, be performed at times other than Building Hours (at Tenant's sole cost). If Tenant fails to perform the Work as required herein or the materials supplied fail to comply herewith or with the specifications approved by Landlord, and Tenant fails to cure such failure within 48 hours after written or oral notice by Landlord (except notice shall not be required in emergencies), Landlord shall have the right to stop the Work until such failure is cured (which shall not limit Landlord's other remedies and shall not serve to abate the Rent or Tenant's other obligations under this Lease). Upon completion of any Work hereunder, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor and materials.

      D. Liens. Tenant shall pay all costs for the Work when due. Tenant shall keep the Property, Premises and this Lease free from any mechanic's, materialman's, architect's, engineer's or similar liens or encumbrances, and any claims therefor, or stop or violation notices, in connection with any Work. If contemplated under applicable statutory procedures, Tenant shall post and record appropriate notices of non-responsibility on behalf of Landlord, and shall give Landlord notice at least ten (10) days prior to the commencement of any Work (or such additional time as may be necessary under applicable Laws), to afford Landlord the opportunity of posting and recording any other notices of non-responsibility. Tenant shall remove any such claim, lien or encumbrance, or stop or violation notices of record, by bond or otherwise within thirty (30) days after notice by Landlord. If Tenant fails to do so, Landlord may pay the amount (or any portion thereof) or take such other action as Landlord deems necessary to remove such claim, lien or encumbrance, or stop or violation notices, without being responsible for investigating the validity thereof. The amount so paid and costs incurred by Landlord shall be deemed additional Rent under this Lease payable upon demand, without limitation as to other remedies available to Landlord. Nothing contained in this Lease shall authorize Tenant to do any act which shall subject Landlord's title to, or any Lender's interest in, the Property or Premises to any such claims, liens or encumbrances, or stop or violation notices, whether claimed pursuant to statute or other Law or express or implied contract.

      E. Landlord's Fees and Costs. Tenant shall pay Landlord a fee for reviewing, scheduling, monitoring, supervising, and providing access for or in connection with the Work, if Tenant elects to contract Landlord for any Work performed, in an amount equal to three percent (3%) of the total cost of the
Work (including costs of plans and permits therefor), and Landlord's out-of-pocket costs, including any costs for security, utilities, trash removal, temporary barricades, janitorial, engineering, architectural or consulting services, and other matters in connection with the Work, payable within fifteen
(15) days after billing.

            ARTICLE 10: INSURANCE, SUBROGATION, AND WAIVER OF CLAIMS

      A. Required Insurance. Tenant shall maintain during the Term: (i) commercial general liability ("CGL") insurance, with limits of not less than $1,000,000 for personal injury, bodily injury or death, and property damage or destruction (including loss of use thereon, combined single limit, for any one occurrence, and $2,000,000 in the aggregate per policy year, with endorsements:
(a) for contractual liability covering Tenant's indemnity obligations under this Lease, and (b) adding Landlord, the management company for the Property, and other parties reasonably designated by Landlord, as additional insureds, and
(ii) primary, noncontributory, extended coverage or "all-risk" property damage insurance (including installation floater insurance during any alterations or improvements that Tenant makes to the Premises) covering any alterations or improvements beyond any work or allowance provided by Landlord under this Lease, and Tenant's personal property, business records, fixtures and equipment, for damage or other loss caused by fire or other casualty or cause including, but not limited to, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting or stoppage of pipes, explosion, business interruption (for at least nine (9) months), and other insurable risks in amounts not less than the full insurable replacement value of such property and full insurable value of such other interests of Tenant (subject to reasonable deductible amounts).

      B. Certificates and Other Matters. Tenant shall provide Landlord with certificates evidencing the coverage required hereunder prior to the Commencement Date, or Tenant's entry to the Premises for delivery of materials or construction of improvements or any other purpose (whichever first occurs). Such certificates shall state that such insurance coverage may not be reduced, canceled or allowed to expire without at least thirty (30) days' prior written notice to Landlord, and shall include, as attachments, originals of the additional insured endorsements to Tenant's CGL policy required above. Tenant shall provide renewal certificates to Landlord at least thirty (30) days prior to expiration of such policies. Except as provided to the contrary herein, any insurance carried by Landlord or Tenant shall be for the sole benefit of the party carrying such insurance. Tenant's insurance policies shall be primary to all policies of Landlord and any other additional insureds (whose policies shall be deemed excess and noncontributory). All insurance required hereunder shall be provided by responsible insurers licensed in the State in which the Property is located, and shall have a general policy holder's rating of at least A- and a financial rating of at least X in the then current edition of Best's Insurance Reports. Landlord disclaims any representation as to whether the foregoing overages will be adequate to protect Tenant.

      C. Mutual Waiver of Claims and Subrogation. The parties hereby mutually waive all claims against each other for all losses covered or required to be covered hereunder by their respective insurance policies, and waive all rights of subrogation of their respective insurers; for purposes hereof, any deductible amount shall be treated as though it were recoverable under such policies. SUCH MUTUAL WAIVER OF CLAIMS SHALL APPLY REGARDLESS OF THE NEGLIGENCE OR GROSS NEGLIGENCE OF THE OTHER PARTY OR ITS AFFILIATES, AGENTS OR EMPLOYEES. The parties agree that their respective insurance policies are now, or shall be, endorsed such that said waiver of subrogation shall not affect the right of the insured to recover thereunder.

                           ARTICLE 11: CASUALTY DAMAGE

      A. Restoration. Tenant shall promptly notify Landlord of any damage to the Premises by fire or other casualty. If the Premises or any common areas of the Property providing access thereto shall be damaged by fire or other casualty, Landlord shall use available insurance proceeds to restore the same. Such restoration shall be to substantially the same condition as prior to the casualty, except for modifications required by zoning and building codes and other Laws or by any Lender, any other modifications to the common areas deemed desirable by Landlord (provided access to the Premises is not materially impaired), and except that Landlord shall not be required to repair or replace any of Tenant's furniture, furnishings, fixtures, systems or equipment, or any alterations or improvements in excess of any work or allowance provided by Landlord under this Lease. Tenant shall reasonably cooperate in approving any plans for repairs to the Premises hereunder, and in vacating the Premises to the extent reasonably required to avoid any interference or delay in Landlord's repair work. Promptly following completion of Landlord's work, Tenant shall repair and replace Tenant's furniture, furnishings, fixtures, systems or equipment, and any alterations or improvements made by Tenant in excess of those provided by Landlord, subject to and in compliance with the other provisions of this Lease.

      B. Abatement of Rent. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof. However, Landlord shall use available rent loss proceeds to allow Tenant a proportionate abatement of Rent from the date of the casualty through the date that Landlord substantially completes Landlord's repair obligations hereunder (or the date that Landlord would have substantially completed such repairs, but for delays by Tenant or any other occupant of the Premises, or any of their agents, employees, invitees, Transferees and contractors), provided such abatement: (i) shall apply only to the extent the Premises are untenantable for the purposes permitted under this Lease and not used by Tenant as a result thereof, based proportionately on the square footage of the Premises so affected and not used, and (ii) shall not apply if Tenant or any other occupant of the Premises, or any of their agents, employees, invitees, Transferees or contractors caused the damage.

      C. Termination of Lease. Notwithstanding the foregoing to the contrary, in lieu of performing the restoration work, Landlord may elect to terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of damage (such termination notice to include a termination date providing at least thirty (30) days for Tenant to vacate the Premises), if the Property shall be materially damaged by Tenant or any other occupant of the Premises, or any of their agents, employees, invitees, Transferees or contractors, or if the Property shall be damaged by fire or other casualty or cause such that: (i) repairs to the Premises and access thereto cannot reasonably be completed within 120 days after the casualty without the payment of overtime or other premiums, (ii) more than twenty-five percent (25%) of the Premises is affected by the damage and fewer than twenty-four (24) months remain in the Term, or any material damage occurs to the Premises during the last twelve (12) months of the Term, (iii) any Lender shall require that the insurance proceeds or any material portion thereof be used to retire the Mortgage debt (or shall terminate the ground lease, as the case may be), or the damage is not fully covered, except for reasonable deductible amounts, by Landlord's insurance policies, or (iv) the cost of the repairs, alterations, restoration or improvement work would exceed thirty-five percent (35%) of the replacement value of the Building (whether or not the Premises are affected by the damage). Tenant agrees that the abatement of Rent provided herein shall be Tenant's sole recourse in the event of such damage, and waives any other rights Tenant may have under any applicable Law to perform repairs or terminate the Lease by reason of damage to the Premises or Property.

                            ARTICLE 12: CONDEMNATION

      If at least fifty percent (50%) of the rentable area of the Premises shall be taken by power of eminent domain or condemned by a competent authority or by conveyance in lieu thereof for public or quasi-public use ("Condemnation"), including any temporary taking for a period of one year or longer, this Lease shall terminate on the date possession for such use is so taken. If: (i) less than fifty percent (50%) of the Premises is taken, but the taking includes or affects a material portion of the Building or Property, or the economical operation thereof, or (ii) the taking is temporary and will be in effect for less than one year but more than thirty (30) days, then in either such event, Landlord may elect to terminate this Lease upon at least thirty (30) days' prior notice to Tenant. The parties further agree that: (a) if this Lease is terminated, all Rent shall be apportioned as of the date of such termination or the date of such taking, whichever shall first occur, (b) if the taking is temporary, Rent shall not be abated for the period of the taking, but Tenant may seek a condemnation award therefor (and the Term shall not be extended thereby), and (c) if this Lease is not terminated but any part of the Premises is permanently taken, the Rent shall be proportionately abated based on the square footage of the Premises so taken. Landlord shall be entitled to receive the entire award or payment in connection with such Condemnation and Tenant hereby assigns to Landlord any interest therein for the value of Tenant's unexpired leasehold estate or any other claim and waives any right to participate therein, except that Tenant shall have the right to file any separate claim available to Tenant for a temporary taking of the leasehold as described above, and for moving expenses and any taking of Tenant's personal property, provided such award is separately payable to Tenant and does not diminish the award available to Landlord or any Lender.

                      ARTICLE 13: ASSIGNMENT AND SUBLETTING

      A. Transfers. Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld as further described below: (i) assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, by operation of Law or otherwise, (ii) sublet the Premises or any part thereof,
(iii) permit the use of the Premises by any Persons other than Tenant and its employees (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any Person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). If Tenant shall desire Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice shall include: (a) the proposed effective date (which shall not be less than thirty (30) nor more than 180 days after Tenant's notice), (b) the portion of the Premises to be Transferred (herein called the "Subject Space"), (c) the terms of the proposed Transfer and the consideration therefor, the name, address and background information concerning the proposed Transferee, and a true and complete copy of all proposed Transfer documentation,
(d) financial statements (balance sheets and income/expense statements for the current and prior year) of the proposed Transferee, in form and detail reasonably satisfactory to Landlord, certified by an officer, partner or owner of the Transferee, (e) at least one favorable financial and business reference, and (f) any other reasonable information to enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space or as Landlord may reasonably request. Any Transfer made without complying with this Article shall, at Landlord's option, be null, void and of no effect, or shall constitute a Default under this Lease. Whether or not Landlord shall grant consent, Tenant shall pay $500 towards Landlord's review and processing expenses, as well as any reasonable legal fees incurred by Landlord, within fifteen (15) days after Landlord's written request.

      B. Approval. Landlord will not unreasonably withhold its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in Tenant's notice. The parties hereby agree that it shall be reasonable under this Lease and under any applicable Law for Landlord to withhold consent to any proposed Transfer where one or more of the following applies (without limitation as to other reasonable grounds for withholding consent): (i) the Transferee is of a character or reputation or engaged in a business which is not consistent with the quality or nature of the Property or other tenants of the Property,
(ii) the Transferee intends to use the Subject Space for purposes which are not permitted under this Lease, (iii) the Subject Space is not regular in shape with appropriate means of ingress and egress suitable for normal renting purposes, would result in more than a reasonable number of occupants, or would require increased services by Landlord, (iv) the Transferee is a government (or agency or instrumentality thereof), (v) the proposed Transferee or any affiliate thereof is an occupant of the Property (or of any complex in which the Property is located) or has negotiated to lease space in the Property (or in such complex) from Landlord during the prior six (6) months, (vi) the proposed Transferee does not have, in Landlord's good faith determination, satisfactory references or a reasonable financial condition in relation to the obligations to be assumed in connection with the Transfer, (vii) the Transfer involves a partial or collateral assignment, a mortgage, or other encumbrance on this Lease, (viii) the proposed Transfer involves conversion, merger or consolidation of Tenant into a limited liability company or limited liability partnership which would have the legal effect of releasing Tenant from any obligations under this Lease, (ix) the proposed Transfer would cause Landlord to be in violation of any Laws or any other lease, Mortgage or agreement to which Landlord is a party, or would give a tenant of the Property a right to cancel its lease, or
(x) Tenant has committed and failed to cure a Default. If Tenant disagrees with Landlord's decision to deny approval, Tenant's sole remedy shall be to seek immediate declaratory and injunctive relief, and to recover attorneys' fees and costs as a prevailing party under Article 17.

      C. Transfer Premiums. If Landlord consents to a Transfer, and as a condition thereto which the parties hereby agree is reasonable, Tenant shall retain fifty percent (50%) of any Transfer Premium, and shall pay Landlord fifty percent (50%) of any Transfer Premium, derived by Tenant from such Transfer. "Transfer Premium" shall mean: (i) for a lease assignment, all consideration paid or payable therefor, and (ii) for a sublease, all rent, additional rent or other consideration paid by such Transferee in excess of the Rent payable by Tenant under this Lease (on a monthly basis during the Term, and on a per rentable square foot basis, if less than all of the Premises is transferred). In any such computation, Tenant: (a) may subtract any reasonable direct out-of-pocket costs incurred in connection with such Transfer, such as advertising costs, brokerage commissions, attorneys' fees and leasehold improvements for the Subject Space, and (b) shall include in the "Transfer Premium" any so-called "key money" or other bonus amount paid by Transferee to Tenant, and any payments in excess of fair market value for services rendered by Tenant to Transferee or in excess of fair market value for assets, fixtures, inventory, equipment or furniture transferred by Tenant to Transferee. If part of the consideration for such Transfer shall be payable other than in cash, Landlord's share of such non-cash consideration shall be in such form as is reasonably satisfactory to Landlord. Tenant shall pay the percentage of the Transfer Premium due Landlord hereunder within fifteen (15) days after Tenant receives any Transfer Premium from the Transferee.

      D. Recapture. Notwithstanding anything to the contrary contained in this Article, Landlord shall have the option, by giving notice to Tenant within thirty (30) days after receipt of Tenant's notice of any proposed Transfer, to recapture the Premises or Subject Space. Such recapture notice shall cancel and terminate this Lease with respect to the Premises or Subject Space, as the case may be, as of the date stated in Tenant's notice as the effective date of the proposed Transfer (or at Landlord's option, such notice shall cause the Transfer to be made to Landlord or its agent or nominee, in which case the parties shall execute reasonable Transfer documentation promptly thereafter). If this Lease shall be canceled with respect to less than the entire Premises, the Rent herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party the parties shall execute written confirmation of the same. Tenant shall surrender and vacate the Premises or Subject Space, as the case may be, when required hereunder in accordance with
Article 23, and any failure to do so shall be subject to Article 24.

      E. Terms of Consent. If Landlord consents to a Transfer: (i) the terms and conditions of this Lease, including Tenant's liability for the Subject Space, shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) no Transferee shall succeed to any rights provided in this Lease or any amendment hereto to extend the Term of this Lease, expand the Premises, or lease other space, any such rights being deemed personal to the initial Tenant, (iv) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, and (v) Tenant shall furnish a complete statement, certified by an independent certified public accountant or Tenant's financial officer, setting forth in detail the computation of any Transfer Premium that Tenant has derived and shall derive from such Transfer. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant and any Transferee relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found to have been understated, Tenant shall pay the deficiency within fifteen (15) days after demand (and if understated by more than five percent (5%), Tenant shall include with such payment Landlord's costs of such audit). Any sublease hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any sublease, whether based on Default or mutual agreement, Landlord shall have the right to: (a) deem such sublease as merged and canceled and repossess the Subject Space by any lawful means, or (b) require that such subtenant attorn to and recognize Landlord as its landlord under such sublease with respect to obligations arising thereafter, subject to the terms of Landlord's standard form of attornment documentation. If Tenant shall commit a Default under this Lease, Landlord is hereby irrevocably authorized to direct any Transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply toward Tenant's obligations under this Lease).

      F. Certain Transfers. For purposes of this Lease, the term "Transfer" shall also include, and all of the foregoing provisions shall apply to: (i) the conversion, merger or consolidation of Tenant into a limited liability company or limited liability partnership, (ii) if Tenant is a partnership or limited liability company, the withdrawal or change, voluntary, involuntary or by operation of law, of a majority of the partners or members, or a transfer of a majority of partnership or membership interests, within a twelve month period, or the dissolution of the partnership or company, and (iii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), the dissolution, merger, consolidation or other reorganization of Tenant, or within a twelve month period: (a) the sale or other transfer of more than an aggregate of 50% of the voting shares of Tenant (other than to immediate family members by reason of gift or death), or
(b) the sale, mortgage, hypothecation or pledge of more than an aggregate of 50% of Tenant's net assets. Notwithstanding the foregoing provisions of this Article 13(F), the term "Transfer" shall not include, and none of the foregoing provisions shall apply to, any transfer or assignment of this Lease, by operation of law or otherwise, to a successor in interest to Tenant by means of merger, sale, acquisition, change of control, or sale of all or substantially all of the assets of Tenant; provided, however, that the provisions of this sentence are personal to Ricochet Networks, Inc. and its parent company, subsidiaries, and affiliates.

               ARTICLE 14: PERSONAL PROPERTY, RENT AND OTHER TAXES

      Tenant shall pay, prior to delinquency, all taxes, charges or other governmental impositions assessed against or levied upon all fixtures, furnishings, personal property, built-in and modular furniture, and systems and equipment located in or exclusively serving the Premises, notwithstanding that certain such items may become Landlord's property under Article 23 upon termination of the Lease. Whenever possible, Tenant shall cause all such items to be assessed and billed separately from the other property of Landlord. In the event any such items shall be assessed and billed with the other property of Landlord, Tenant shall pay Landlord Tenant's share of such taxes, charges or other governmental impositions within fifteen (15) days after Landlord delivers a statement and a copy of the assessment or other documentation showing the amount of impositions applicable to Tenant's property. Tenant shall pay any rent tax, sales tax, service tax, transfer tax, value added tax, or any other applicable tax on the Rent, utilities or services herein, the privilege of renting, using or occupying the Premises or collecting Rent therefrom, or otherwise respecting this Lease or any other document entered in connection herewith. Notwithstanding the foregoing, Tenant shall have no obligation to pay any excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, or other taxes to the extent applicable to Landlord's general or net income.

                         ARTICLE 15: LANDLORD'S REMEDIES

      A. Default. The occurrence of any one or more of the following events shall constitute a "Default" by Tenant and shall give rise to Landlord's remedies set forth in Paragraph B below: (i) failure to make when due any payment of Rent, unless such failure is cured within five (5) business days after notice (for the first default in a twelve month period, and thereafter three (3) days for any subsequent failure to make when due any payment of Rent in the same twelve month period); (ii) failure to observe or perform any term or condition of this Lease other than the payment of Rent (or the other matters expressly described herein), unless such failure is cured within any period of time following notice expressly provided with respect thereto in other Articles hereof, or otherwise within a reasonable time (but not less than fifteen (15) days), but in no event more than thirty (30) days following notice (provided, if the nature of Tenant's failure is such that more time is reasonably required in order to cure, Tenant shall not be in Default if Tenant commences to cure promptly within such period, diligently seeks and keeps Landlord reasonably advised of efforts to cure such failure to completion, and completes such cure within sixty (60) days following Landlord's notice); (iii) failure to cure immediately upon notice thereof any condition which is hazardous, interferes with another tenant or the operation or leasing of the Property, or may cause the imposition of a fine, penalty or other remedy on Landlord or its agents or affiliates, (iv) violating Article 13 respecting Transfers, or abandoning the Premises ("abandonment" under this Lease shall mean vacating or failing to occupy the Premises for more than thirty (30) days while Tenant is delinquent in paying Rent), or (v) (a) making by Tenant or any guarantor of this Lease ("Guarantor") of any general assignment for the benefit of creditors, (b) filing by or for reorganization or arrangement under any Law relating to bankruptcy or insolvency (unless, in the case of a petition filed against Tenant or such Guarantor, the same is dismissed within thirty (30) days), (c) appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located in the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days, (d) attachment, execution or other judicial seizure of substantially all of Tenant's assets located in the Premises or of Tenant's interest in this Lease, (e) Tenant's or any Guarantor's convening of a meeting of its creditors or any class thereof for the purpose of effecting a moratorium upon or composition of its debts, (f) Tenant's or any Guarantor's insolvency or failure, or admission of an inability, to pay debts as they mature, or (g) a violation by Tenant or any affiliate of Tenant under any other lease or agreement with Landlord or any affiliate thereof which is not cured within the time permitted for cure thereunder. The notice and cure periods herein are intended to satisfy and run concurrently with any notice and cure periods provided by Law, and shall not be in addition thereto.

      B. Remedies. If a Default occurs, Landlord shall have the rights and remedies hereinafter set forth to the extent permitted by Law, which shall be distinct, separate and cumulative with and in addition to any other right or remedy allowed under any Law or other provision of this Lease:

      (1) Landlord may terminate Tenant's right of possession, reenter and repossess the Premises by detainer suit, summary proceedings or other lawful means, with or without terminating this Lease (except as required by Law), and recover from Tenant: (i) any unpaid Rent as of the termination date, (ii) the amount by which: (a) any unpaid Rent which would have accrued after the termination date during the balance of the Term exceeds (b) the reasonable rental value of the Premises under a lease substantially similar to this Lease, taking into account, among other things, the condition of the Premises, market conditions, the period of time the Premises may reasonably remain vacant before Landlord is able to re-lease the same to a suitable replacement tenant, and Costs of Reletting (as defined in Paragraph H below) that Landlord may incur in order to enter such replacement lease, and (iii) any other amounts necessary to compensate Landlord for all damages proximately caused by Tenant's failure to perform its obligations under this Lease. For purposes of computing the amount of Rent herein that would have accrued after the termination date, Tenant's obligations for Taxes and Expenses shall be projected based upon the average rate of increase in such items from the Commencement Date through the termination date (or if such period shall be less than three years, then based on Landlord's reasonable estimates). The amounts computed in accordance with the foregoing subclauses (a) and (b) shall both be discounted in accordance with accepted financial practice at the rate of five percent (5%) per annum to the then present value.

      (2) Landlord may terminate Tenant's right of possession, reenter and repossess the Premises by detainer suit, summary proceedings or other lawful means, with or without terminating this Lease (except as required by Law), and recover from Tenant: (i) any unpaid Rent as of the date possession is terminated, (ii) any unpaid Rent which thereafter accrues during the Term from the date possession is terminated through the time of judgment (or which may have accrued from the time of any earlier judgment obtained by Landlord), less any consideration received from replacement tenants as further described and applied pursuant to Paragraph H, below, and (iii) any other amounts necessary to compensate Landlord for all damages proximately caused by Tenant's failure to perform its obligations under this Lease, including all Costs of Reletting (as defined in Paragraph H below). Tenant shall pay any such amounts to Landlord as the same accrue or after the same have accrued from time to time upon demand. At any time after terminating Tenant's right to possession as provided herein, Landlord may terminate this Lease as provided in clause (1) above by notice to Tenant and may pursue such other remedies as may be available to Landlord under this Lease or Law.

      C. Mitigation of Damages. If Landlord terminates this Lease or Tenant's right to possession, Landlord shall be obligated to mitigate Landlord's damages if and to the extent required by applicable Law, subject to the following: (i) Landlord shall be required only to use reasonable efforts to mitigate, which shall not exceed such efforts as Landlord generally uses to lease other space at the Property, (ii) Landlord will not be deemed to have failed to mitigate if Landlord or its affiliates lease any other portions of the Property or other projects owned by Landlord or its affiliates in the same geographic area, before reletting all or any portion of the Premises, and (iii) any failure to mitigate as described herein with respect to any period of time shall only reduce the Rent and other amounts to which Landlord is entitled hereunder by the reasonable rental value of the Premises during such period, taking into account the factors described in clause B(1) above. Tenant may seek to mitigate damages by attempting to sublease the Premises or assign this Lease pursuant to Article 13.

      D. Reletting. If this Lease or Tenant's right to possession is terminated, or Tenant abandons the Premises, Landlord may: (i) enter and secure the Premises, change the locks, install barricades, remove any improvements, fixtures or other property of Tenant therein, perform any decorating, remodeling, repairs, alterations, improvements or additions and take such other actions as Landlord shall determine in Landlord's sole discretion to prevent damage or deterioration to the Premises or prepare the same for reletting, and
(ii) relet all or any portion of the Premises (separately or as part of a larger space), for any rent, use or period of time (which may extend beyond the Term hereto, and upon any other terms as Landlord shall determine in Landlord's sole discretion, directly or as Tenant's agent (if permitted or required by applicable Law). The consideration received from such reletting shall be applied pursuant to the terms of Paragraph H hereof, and if such consideration, as so applied, is not sufficient to cover all Rent and damages to which Landlord may be entitled hereunder, Tenant shall pay any deficiency to Landlord as the same accrues or after the same has accrued from time to time upon demand, subject to Paragraph C and the other provisions hereof.

      E. Specific Performance, Collection of Rent and Acceleration. Landlord shall at all times have the right without prior demand or notice except as required by applicable Law to (i) seek any declaratory, injunctive or other equitable relief, and specifically enforce this Lease or restrain or enjoin a violation of any provision hereof, and Tenant hereby waives any right to require that Landlord post a bond or other security in connection therewith, and (ii) sue for and collect any unpaid Rent which has accrued. Notwithstanding anything to the contrary contained in this Lease, to the extent not expressly prohibited by applicable Law, in the event of any Default by Tenant, Landlord may terminate this Lease or Tenant's right to possession and accelerate and declare all Rent reserved for the remainder of the Term to be immediately due and payable; provided the Rent so accelerated shall be discounted in accordance with accepted financial practice at the rate of five percent (5%) per annum to the then present value, and Landlord shall, after receiving payment of the same from Tenant, be obligated to turn over to Tenant any actual net reletting proceeds (net of all Costs of Reletting) thereafter received during the remainder of the Term, up to the amount so received from Tenant pursuant to this provision.

      F. Late Charges, Interest, and Returned Checks. Tenant shall pay, as additional Rent, a service charge of Two Hundred Fifty Dollars ($250.00) or five percent (5%) of the delinquent amount, whichever is greater, if any portion of Rent is not received when due. In addition, any Rent not paid when due shall accrue interest from the due date at the Default Rate until payment is received by Landlord. Such service charges and interest payments shall not be deemed consent by Landlord to late payments, nor a waiver of Landlord's right to insist upon timely payments at any time, nor a waiver of any remedies to which Landlord is entitled as a result of the late payment of Rent. If Landlord receives two
(2) or more checks from Tenant which are returned by Tenant's bank for insufficient funds, Landlord may require that all checks thereafter be bank certified or cashier's checks (without limiting Landlord's other remedies). All bank service charges resulting from any returned checks shall be borne by Tenant.

      G. Landlord's Cure of Tenant Violations. If Tenant fails to perform any obligation under this Lease for ten (10) days after notice thereof by Landlord (except that no notice shall be required in emergencies), Landlord shall have the right (but not the duty), to perform such obligation on behalf and for the account of Tenant. In such event, Tenant shall reimburse Landlord upon demand, as additional Rent, for all expenses incurred by Landlord in performing such obligation together with an amount equal to fifteen percent (15%) thereof for Landlord's overhead, and interest thereon at the Default Rate from the date such expenses were incurred. Landlord's performance of Tenant's obligations hereunder shall not be deemed a waiver or release of Tenant therefrom.

      H. Other Matters. No re-entry or repossession, repairs, changes, alterations and additions, reletting, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant's right to possession, nor shall the same operate to release Tenant in whole or in part from any of Tenant's obligations hereunder, unless express notice of such intention is sent by Landlord to Tenant (and if applicable Law permits, and Landlord shall not have expressly terminated this Lease in writing, then any termination shall be deemed a termination of Tenant's right of possession only). Landlord may bring suits for amounts owed by Tenant hereunder or any portions thereof, as the same accrue or after the same have accrued, and no suit or recovery of any portion due hereunder shall be deemed a waiver of Landlord's right to collect all amounts to which Landlord is entitled hereunder, nor shall the same serve as any defense to any subsequent suit brought for any amount not theretofore reduced to judgment. Landlord may pursue one or more remedies against Tenant and need not make an election of remedies until findings of fact are made by a court of competent jurisdiction. All rent and other consideration paid by any replacement tenants shall be applied at Landlord's option: (i) first, to the Costs of Reletting, (ii) second, to the payment of all costs of enforcing this Lease against Tenant or any Guarantor, (iii) third, to the payment of all interest and service charges accruing hereunder, (iv) fourth, to the payment of Rent theretofore accrued, and (v) with the residue, if any, to be held by Landlord and applied to the payment of Rent and other obligations of Tenant as the same become due (and with any remaining residue to be retained by Landlord). "Costs of Reletting" shall include all costs and expenses incurred by Landlord for any repairs or other matters described in Paragraph D above, brokerage commissions, advertising costs, attorneys' fees, and any other costs and incentives incurred in order to enter into leases with replacement tenants. Landlord shall be under no obligation to observe or perform any provision of this Lease on its part to be observed or performed which accrues while Tenant is in Default hereunder. The times set forth herein for the curing of Defaults by Tenant are of the essence of this Lease. Tenant agrees that the notice and cure rights set forth herein contain the entire agreement of the parties respecting such matters, and hereby waives any right otherwise available under any Law to redeem or reinstate this Lease or Tenant's right to possession after this Lease or Tenant's right to possession is properly terminated hereunder.

                          ARTICLE 16: SECURITY DEPOSIT

      Tenant shall deposit with Landlord the amount set forth in Article 1 ("Security Deposit"), upon Tenant's execution and submission of this Lease. The Security Deposit shall serve as security for the prompt, full and faithful performance by Tenant of the terms and provisions of this Lease. If Tenant commits a Default, or owes any amounts to Landlord upon the expiration or earlier termination of this Lease, Landlord may use or apply the whole or any part of the Security Deposit for the payment of Tenant's obligations hereunder. The use or application of the Security Deposit or any portion thereof shall not prevent Landlord from exercising any other right or remedy provided hereunder or under any Law and shall not be construed as liquidated damages. In the event the Security Deposit is reduced by such use or application, Tenant shall deposit with Landlord within ten (10) days after notice, an amount sufficient to restore the full amount of the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from Landlord's general funds or pay interest on the Security Deposit. Any remaining portion of the Security Deposit shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest in this Lease) within sixty (60) days after Tenant (or such assignee) has vacated the Premises in accordance with Article 23. If the Premises shall be expanded at any time, or if the Term shall be extended at an increased rate of Rent, the Security Deposit shall thereupon be proportionately increased. Tenant shall not assign, pledge or otherwise transfer any interest in the Security Deposit except as part of an assignment of this Lease approved by Landlord under
Article 13, and any attempt to do so shall be null and void.

                ARTICLE 17: ATTORNEYS' FEES, JURY TRIAL AND VENUE

      In the event of any litigation or arbitration between the parties relating to this Lease, the Premises or Property (including pretrial, trial, appellate, administrative, bankruptcy or insolvency proceedings), the prevailing party shall be entitled to recover its attorneys' fees and costs as part of the judgment, award or settlement therein. In the event of a breach of this Lease by either party which does not result in litigation but which causes the non-breaching party to incur attorneys' fees or costs, the breaching party shall reimburse such fees and costs to the non-breaching party upon demand. If either party or any of its officers, directors, trustees, beneficiaries, partners, agents, affiliates or employees shall be made a party to any litigation or arbitration commenced by or against the other party and is not at fault, the other party shall pay all costs, expenses and attorneys' fees incurred by such parties in connection with such litigation. IN THE INTEREST OF OBTAINING A SPEEDIER AND LESS COSTLY HEARING OF ANY DISPUTE, LANDLORD AND TENANT HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER ARISING OUT OF OR RELATING TO THIS LEASE, THE PREMISES OR THE PROPERTY. Although such jury waiver is intended to be self-operative and irrevocable, Landlord and Tenant each further agree, if requested, to confirm such waivers in writing at the time of commencement of any such action, proceeding or counterclaim. Any action or proceeding brought by either party against the other for any matter arising out of or in any way relating to this Lease, the Premises or the Property, shall be heard, at Landlord's option, in the court having jurisdiction located closest to the Property.

           ARTICLE 18: SUBORDINATION, ATTORNMENT AND LENDER PROTECTION

      This Lease is subject and subordinate to all Mortgages now or hereafter placed upon the Property, and all other encumbrances and matters of public record applicable to the Property. Whether before or after any foreclosure or power of sale proceedings are initiated or completed by any Lender or a deed in lieu is granted (or any ground lease is terminated), Tenant agrees, upon written request of any such Lender or any purchaser at such sale, to attorn and pay Rent to such party, and recognize such party as Landlord (provided such Lender or purchaser shall agree not to disturb Tenant's occupancy so long as Tenant does not Default hereunder, on a form of agreement customarily used by, or otherwise reasonably acceptable to, such party). However, in the event of attornment, no Lender shall be: (i) liable for any act or omission of Landlord, or subject to any offsets or defenses which Tenant might have against Landlord (arising prior to such Lender becoming Landlord under such attornment), (ii) liable for any security deposit or bound by any prepaid Rent not actually received by such Lender, or (iii) bound by any modification of this Lease not consented to by such Lender. Any Lender may elect to make this Lease prior to the lien of its Mortgage by written notice to Tenant, and if the Lender of any prior Mortgage shall require, this Lease shall be prior to any subordinate Mortgage; such elections shall be effective upon written notice to Tenant, or shall be effective as of such earlier or later date set forth in such notice. Tenant agrees to give any Lender by certified mail, return receipt requested, a copy of any notice of default served by Tenant upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of service on Tenant of a copy of an assignment of leases, or otherwise) of the address of such Lender. Tenant further agrees that if Landlord shall have failed to cure such default within the time permitted Landlord for cure under this Lease, any such Lender whose address has been provided to Tenant shall have an additional period of thirty (30) days in which to cure (or such additional time as may be required due to causes beyond such Lender's reasonable control, including time to obtain possession of the Property by appointment of receiver, power of sale or judicial action). Except as expressly provided to the contrary herein, the provisions of this Article shall be self-operative; however Tenant shall execute and deliver, within ten (10) days after request therefor, such documentation as Landlord or any Lender may reasonably request from time to time, whether prior to or after a foreclosure or power of sale proceeding is initiated or completed, a deed in lieu is delivered, or a ground lease is terminated, in order to further confirm or effectuate the matters set forth in this Article in recordable form.

                        ARTICLE 19: ESTOPPEL CERTIFICATES

      Tenant shall from time to time, within ten (10) days after written request from Landlord, execute, acknowledge and deliver a statement certifying: (i) that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect (or specifying the ground for claiming that this Lease is not in force and effect), (ii) the dates to which the Rent has been paid, and the amount of any Security Deposit, (iii) that Tenant is in possession of the Premises, and paying Rent on a current basis with no offsets, defenses or claims, or specifying the same if any are claimed, (iv) that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord or Tenant, or specifying the same if any are claimed, and (v) certifying such other matters, and including such current financial statements, as Landlord may reasonably request, or as may be requested by Landlord's current or prospective Lenders, insurance carriers, auditors, and prospective purchasers (and including a comparable certification statement from any subtenant respecting its sublease). Any such statement may be relied upon by any such parties. If Tenant shall fail to execute and return such statement within the time required herein, Tenant shall be in Default, and shall be deemed to have agreed with the matters set forth therein (which shall not be in limitation of Landlord's other remedies).

                     ARTICLE 20: RIGHTS RESERVED BY LANDLORD

      Except to the extent expressly limited herein, Landlord reserves full rights to control the Property (which rights may be exercised without subjecting Landlord to claims for constructive eviction, abatement of Rent, damages or other claims of any kind), including more particularly, but without limitation, the following rights:

      A. General Matters. To: (i) change the name or street address of the Property or designation of the Premises, (ii) install and maintain signs on and about the Property, and grant any other Person the right to do so, (iii) retain at all times, and use in appropriate instances, keys to all doors within and into the Premises, (iv) grant to any Person the right to conduct any business or render any service at the Property, whether or not the same are similar to the use permitted Tenant by this Lease, (v) have access for Landlord and other tenants of the Property to any mail chutes located on the Premises according to the rules of the United States Postal Service (and to install or remove such chutes), and (vi) in case of fire, invasion, insurrection, riot, civil disorder, public excitement or other dangerous condition, or threat thereof: (a) limit or prevent access to the Property, (b) shut down elevator service, (c) activate elevator emergency controls, and (d) otherwise take such action or preventative measures deemed necessary by Landlord for the safety of tenants of the Property or the protection of the Property and other property located thereon or therein (but this provision shall impose no duty on Landlord to take such actions, and no liability for actions taken in good faith).

      B. Access To Premises. Subject to the following provisions, to enter the Premises in order to: (i) inspect, (ii) supply cleaning service or other services to be provided Tenant hereunder, (iii) show the Premises to current and prospective Lenders, insurers, purchasers, governmental authorities, and their representatives, and during the last twelve (12) months of Tenant's occupancy, show the Premises to prospective tenants and leasing brokers, and (iv) decorate, remodel or alter the Premises if Tenant abandons the Premises at any time or vacates the same during the last 120 days of the Term (without thereby terminating this Lease), and (v) perform any work or take any other actions under Paragraph C below, or exercise other rights of Landlord under this Lease or applicable Laws. If Tenant requests that any such access occur before or after Building Hours, and

Landlord schedules the work accordingly, Tenant shall pay all overtime and other additional costs in connection therewith. In connection with any such access to the Premises, except in emergencies or for cleaning or other routine services to be provided to Tenant under this Lease, Landlord shall: (a) provide reasonable advance written or oral notice to Tenant's on-site manager or other appropriate person, and (b) take reasonable steps to minimize any disruption to Tenant's business.

      C. Changes To The Property. Subject to the last sentence of this Paragraph, to: (i) paint and decorate, (ii) perform repairs or maintenance, and
(iii) make replacements, restorations, renovations, alterations, additions and improvements, structural or otherwise (including freon retrofit work), in and to the Property or any part thereof, including any adjacent building, structure, facility, land, street or alley, or change the uses thereof (other than Tenant's permitted use under this Lease), including changes, reductions or additions of corridors, entrances, doors, lobbies, parking facilities and other areas, structural support columns and shear walls, elevators, stairs, escalators, mezzanines, solar tint windows or film, kiosks, planters, sculptures, displays, and other amenities and features therein, and changes relating to the connection with or entrance into or use of the Property or any other adjoining or adjacent building or buildings, now existing or hereafter constructed. In connection with such matters, Landlord may erect scaffolding, barricades and other structures, open ceilings, close entry ways, restrooms, elevators, stairways, corridors, parking and other areas and facilities, and take such other actions as Landlord deems appropriate. However, Landlord shall: (a) maintain reasonable access to the Premises, and (b) in connection with entering the Premises, comply with the last sentence of Paragraph B above.

                      ARTICLE 21: LANDLORD'S RIGHT TO CURE

      If Landlord shall fail to perform any obligation under this Lease required to be performed by Landlord, Landlord shall not be deemed to be in default hereunder nor subject to any claims for damages of any kind, unless such failure shall have continued for more than a reasonable time (but not less than fifteen
(15) days), but in no event more than thirty (30) days following notice (provided, if the nature of Landlord's failure is such that more time is reasonably required in order to cure, Landlord shall not be in default if Landlord commences to cure promptly within such period, diligently seeks and keeps Tenant reasonably advised of efforts to cure such failure to completion, and completes such cure within sixty (60) days following Tenant's notice). If Landlord shall default and fail to cure as provided herein, Tenant shall have the right to perform repairs and any other obligation of Landlord (at Landlord's cost); provided, however, (i) Tenant shall have no right to withhold, set off, or abate Rent, (ii) Tenant shall have such other rights and remedies as may be available to Tenant under this Lease or under applicable Laws, and (iii) Tenant shall have the right to terminate this Lease only as may be provided for elsewhere in this Lease or under applicable Laws.

                           ARTICLE 22: INDEMNIFICATION

      Subject to the provisions of Articles 10 and 11, Tenant shall defend, indemnify and hold Landlord harmless from and against any and all claims, demands, losses, penalties, fines, fees, charges, assessments, liabilities, damages, judgments, orders, decrees, actions, administrative or other proceedings, costs and expenses (including reasonable attorneys' and expert witness fees, and court costs), arising or alleged to arise from: (i) any violation or breach of this Lease or applicable Law by any Tenant Parties (as defined below), (ii) damage, loss or injury to persons, property or business directly or indirectly arising out of any Tenant Party's use of the Premises or Property, or out of any other act or omission of any Tenant Parties, and (iii) any other damage, loss or injury to persons, property or business occurring in, about or from the Premises, except to the extent that such other damage, loss or injury to persons, property or business is caused by the negligence or intentional misconduct of Landlord. For purposes of this provision, "Tenant Parties" shall mean Tenant, any other occupant of the Premises and any of their respective agents, employees, invitees, Transferees and contractors.

      Subject to the provisions of Articles 10 and 11, Landlord shall defend, indemnify and hold Tenant harmless from and against any and all claims, demands, losses, penalties, fines, fees, charges, assessments, liabilities, damages, judgments, orders, decrees, actions, administrative or other proceedings, costs and expenses (including reasonable attorneys' and expert witness fees, and court costs), arising or alleged to arise from: (i) any violation or breach of this Lease or applicable Law by any Landlord Parties (as defined below), (ii) damage, loss or injury to persons, property or business directly or indirectly arising out of any Landlord Party's use of the Premises or Property, or out of any other act or omission of any Landlord Parties, and (iii) any other damage, loss or injury to persons, property or business occurring in, about or from the Building or the Premises, except to the extent that such other damage, loss or injury to persons, property or business is caused by the negligence or intentional misconduct of Tenant. For purposes of this provision, "Landlord Parties" shall mean Landlord, and any of its respective agents, employees and contractors.

                        ARTICLE 23: RETURN OF POSSESSION

      A. General Provisions. At the expiration or earlier termination of this Lease or Tenant's right of possession, Tenant shall vacate and surrender possession of the entire Premises in the condition required under Article 8 and the Rules, ordinary wear and tear excepted, shall surrender all keys and key cards, and any parking transmitters, stickers or cards to Landlord, and shall remove all personal property and office trade fixtures that may be readily removed without damage to the Premises or Property, subject to the following provisions.

      B. Landlord's Property. All improvements, fixtures and other items, including ceiling light fixtures, HVAC equipment, plumbing fixtures, hot water heaters, fire suppression and sprinkler systems, built-in shelves and cabinets, interior partitioning, interior stairs, wall coverings, carpeting and other flooring, blinds, drapes and window treatments, in or serving the Premises, whether installed by Tenant or Landlord, and any other items installed or provided by Landlord or at Landlord's expense (including any modular furniture provided or paid for by Landlord), shall be Landlord's property and shall remain upon the Premises, all without compensation, allowance or credit to Tenant, unless Landlord elects otherwise as provided in Paragraph C below.

      C. Removal of Items by Tenant. Notwithstanding the foregoing to the contrary, if prior to expiration or earlier termination of this Lease or within thirty (30) days thereafter Landlord so directs by notice, Tenant shall promptly remove such of the items described in Paragraph B above as are designated in such notice and restore the Premises to the condition prior to the installation of such items in a good and workmanlike manner; provided, Landlord shall not require removal of any such items that: (i) already existed in the Premises before this Lease and Tenant's occupancy of the Premises, or (ii) involve customary office improvements that are installed by or for Tenant pursuant to the provisions of this Lease (including any Exhibit hereto) to the extent that Tenant seeks, and Landlord grants, a written waiver of such removal requirement in connection with Landlord's approval of the plans for such improvements.

      D. Tenant's Failure to Remove Items. If Tenant shall fail to remove any items from the Premises as required hereunder, Landlord may do so and Tenant shall pay Landlord's charges therefor upon demand. All such property removed from the Premises by Landlord pursuant to any provisions of this Lease or any Law may be handled or stored by Landlord at Tenant's expense, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. All such property not removed from the Premises or retaken from storage by Tenant within thirty (30) days after expiration or earlier termination of this Lease or Tenant's right to possession shall, at Landlord's option, be conclusively deemed to have been conveyed by Tenant to Landlord as if by bill of sale without payment by Landlord. Unless prohibited by applicable Law, Landlord shall have a lien against such property for the costs incurred in removing and storing the same.

                            ARTICLE 24: HOLDING OVER

      Unless Landlord expressly agrees otherwise in writing, Tenant shall pay Landlord 150% of the amount of Rent then applicable prorated on a per diem basis for each day that Tenant shall fail to vacate or surrender possession of the Premises or any part thereof after expiration or earlier termination of this Lease as required under Article 23, together with all damages (direct and consequential) sustained by Landlord on account thereof. Tenant shall pay such amount of Rent monthly in advance (subject to refund of any partial month occupancy prorated on a per diem basis), and such other amounts on demand. The foregoing provisions, and Landlord's acceptance of any such amounts, shall not serve as permission for Tenant to hold-over, nor serve to extend the Term (although Tenant shall remain a tenant-at-sufferance bound to comply with all other provisions of this Lease until Tenant properly vacates the Premises, including Article 23), and Landlord shall have such other remedies to recover possession of the Premises as may be available to Landlord under applicable Laws.

                               ARTICLE 25: NOTICES

      Except as expressly provided to the contrary in this Lease, every notice or other communication to be given by either party to the other with respect hereto or to the Premises or Property, shall be in writing and shall not be effective for any purpose unless the same shall be served personally or by national air courier service, or United States certified mail, return receipt requested, postage prepaid, to the parties at the addresses set forth in Article 1, or such other address or addresses as Tenant or Landlord may from time to time designate by notice given as above provided. Every notice or other communication hereunder shall be deemed to have been given as of the third business day following the date of such mailing (or as of any earlier date evidenced by a receipt from such national air courier service or the United States Postal Service) or immediately if personally delivered. Notices not sent in accordance with the foregoing shall be effective when received by the parties at the addresses required herein.

                         ARTICLE 26: REAL ESTATE BROKERS

      Landlord and Tenant hereby mutually: (i) represent and warrant to each other that they have dealt only with the broker, if any, designated in Article 1 (whose commission, if any, shall be paid pursuant to separate written agreement by the party signing such agreement) as broker, agent or finder in connection with this Lease, and (ii) agree to defend, indemnify and hold each other harmless from and against any and all claims, demands, losses, liabilities, damages, judgments, costs and expenses (including reasonable attorneys' and expert witness fees, and court costs), arising or alleged to arise from any breach of their respective foregoing representation and warranty under this Article.

                              ARTICLE 27: NO WAIVER

      No provision of this Lease will be deemed waived by either party unless expressly waived in writing and signed by the waiving party. No waiver shall be implied by delay or any other act or omission of either party. No waiver by either party of any provision of this Lease shall be deemed a waiver of such provision with respect to any subsequent matter relating to such provision, and Landlord's consent or approval respecting any action by Tenant shall not constitute a waiver of the requirement for obtaining Landlord's consent or approval respecting any subsequent action. Acceptance of Rent by Landlord directly or through any agent or lockbox arrangement shall not constitute a waiver of any breach by Tenant of any term or provision of this Lease (and Landlord reserves the right to return or refund any untimely payments if necessary to preserve Landlord's remedies). No acceptance of a lesser amount of Rent shall be deemed a waiver of Landlord's right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the full amount due. The acceptance of Rent or of the performance of any other term or provision from, or providing directory listings or services for, any Person other than Tenant shall not constitute a waiver of Landlord's right to approve any Transfer. No delivery to, or acceptance by, Landlord or its agents or employees of keys, nor any other act or omission of Tenant or Landlord or their agents or employees, shall be deemed a surrender, or acceptance of a surrender, of the Premises or a termination of this Lease, unless stated expressly in writing by Landlord.

                       ARTICLE 28: TELECOMMUNICATION LINES

      A. Telecommunication Lines. Subject to Landlord's continuing right of supervision and approval, and the other provisions hereof, Tenant may: (i) install telecommunication lines ("Lines") connecting the Premises to any Property terminal block already serving or available to serve the Premises, or
(ii) use such Lines as may currently exist and already connect the Premises to such terminal block. Such terminal block may comprise, or be connected through riser or other Lines with, a main distribution frame ("MDF") for the Property. Landlord disclaims any representations, warranties or understandings concerning the capacity, design or suitability of any such terminal or MDF, Property riser Lines, or related equipment. If there is, or will be, more than one tenant in the Property, at any time, Landlord may allocate, and periodically reallocate, connections to the terminal blocks and MDF based on the proportion of rentable area each tenant leases, or the type of business operations or requirements of such tenants, in Landlord's reasonable discretion. Landlord may arrange for an independent contractor to review Tenant's requests for approval hereunder, monitor or supervise Tenant's installation, connection and disconnection of Lines, and provide other such services, or Landlord may provide the same, and Tenant shall pay Landlord's charges therefor as provided in Article 9.

      B. Installation. Tenant may install and use Tenant's Lines and make connections and disconnections at the terminal blocks as described above, provided Tenant shall: (i) obtain Landlord's prior written approval of all aspects thereof, (ii) use an experienced and qualified contractor reasonably designated or approved in writing in advance by Landlord (whom Landlord may require to enter an access and indemnity agreement on Landlord's then-standard form of agreement therefor, (iii) comply with such reasonable inside wire standards as Landlord may adopt from time to time, and all other provisions of this Lease, including Article 9 respecting Work, and the Rules respecting access to the wire closets, (iv) not install Lines in the same sleeve, chaseway or other enclosure in close proximity with electrical wire, and not install PVC coated Lines under any circumstances, (v) thoroughly test any riser Lines to which Tenant intends to connect any Lines to ensure that such riser Lines are available and are not then connected to or used for telephone, data transmission or any other purpose by any other party (whether or not Landlord has previously approved such connections), and not connect to any such unavailable or connected riser Lines, and (vi) not connect any equipment to the Lines which may create an electromagnetic field exceeding the normal insulation ratings of ordinary twisted pair riser cable or cause radiation higher than normal background radiation, unless the Lines therefor (including riser Lines) are appropriately insulated to prevent such excessive electromagnetic fields or radiation (and such insulation shall not be provided by the use of additional unused twisted pair Lines). As a condition to permitting installation of new Lines, Landlord may require that Tenant remove any existing

Lines located in or serving the Premises.

      C. Limitation of Liability. Except to the extent due to Landlord's intentional misconduct or grossly negligent acts, Landlord shall have no liability for damages arising, and Landlord does not warrant that the Tenant's use of the Lines will be free, from the following (collectively called "Line Problems"): (i) any eavesdropping, wire-tapping or theft of long distance access codes by unauthorized parties, (ii) any failure of the Lines to satisfy Tenant's requirements, or (iii) any capacitance, attenuation, cross-talk or other problems with the Lines, any misdesignation of the Lines in the MDF room or wire closets, or any shortages, failures, variations, interruptions, disconnections, loss or damage caused by or in connection with the installation, maintenance, replacement, use or removal of any other Lines or equipment at the Property by or for other tenants at the Property, by any failure of the environmental conditions at or the power supply for the Property to conform to any requirements of the Lines or any other problems associated with any Lines or by any other cause. Under no circumstances shall any Line Problems be deemed an actual or constructive eviction of Tenant, render Landlord liable to Tenant for abatement of any Rent or other charges under the Lease, or relieve Tenant from performance of Tenant's obligations under the Lease as amended herein. Landlord in no event shall be liable for damages by reason of loss of profits, business interruption or other consequential damage arising from any Line Problems

                         ARTICLE 29: HAZARDOUS MATERIALS

      A. Hazardous Materials Generally Prohibited. Except as provided herein, Tenant shall not transport, use, store, maintain, generate, manufacture, handle, dispose, release, discharge, spill or leak any "Hazardous Material" (as defined in Article 30), or permit Tenant's employees, agents, contractors, or other occupants of the Premises to engage in such activities on or about the Property. However, the foregoing provisions shall not prohibit the transportation to and from, and use, storage, maintenance and handling within, the Premises of substances customarily and lawfully used in the business which Tenant is permitted to conduct in the Premises under this Lease, as an incidental and minor part of such business, and provided: (i) such substances shall be properly labeled, contained, used and stored only in small quantities reasonably necessary for such permitted use of the Premises and the ordinary course of Tenant's business therein, strictly in accordance with applicable Laws, highest prevailing standards, and the manufacturers' instructions therefor, and as Landlord shall reasonably require, (ii) such substances shall not be disposed of, released, discharged or permitted to spill or leak in or about the Premises or the Property (and under no circumstances shall any Hazardous Material be disposed of within the drains or plumbing facilities in or serving the Premises or Property or in any other public or private drain or sewer, regardless of quantity or concentration), (iii) if any applicable Law or Landlord's trash removal contractor requires that any such substances be disposed of separately from ordinary trash, Tenant shall make arrangements at Tenant's expense for such disposal in approved containers directly with a qualified and licensed disposal company at a lawful disposal site, (iv) any remaining such substances shall be completely, properly and lawfully removed from the Property upon expiration or earlier termination of this Lease, and (v) for purposes of removal and disposal of any such substances, Tenant shall be named as the owner, operator and generator, shall obtain a waste generator identification number, and shall execute all permit applications, manifests, waste characterization documents and any other required forms.

      B. Clean Up Responsibility. If any Hazardous Material is released, discharged or disposed of, or permitted to spill or leak, in violation of the foregoing provisions, Tenant shall immediately and properly clean up and remove the Hazardous Materials from the Premises, Property and any other affected property and clean or replace any affected personal property (whether or not owned by Landlord) in compliance with applicable Laws and then prevailing industry practices and standards, at Tenant's expense (without limiting Landlord's other remedies therefor). Such clean up and removal work ("Tenant Remedial Work") shall be considered Work under Article 9 and subject to the provisions thereof, including Landlord's prior written approval (except in emergencies), and any testing, investigation, feasibility and impact studies, and the preparation and implementation of any remedial action plan required by any court or regulatory authority having jurisdiction or reasonably required by Landlord. In connection therewith, Tenant shall provide documentation evidencing that all Tenant Remedial Work or other action required hereunder has been properly and lawfully completed (including a certificate addressed to Landlord from an environmental consultant reasonably acceptable to Landlord, in such detail and form as Landlord may reasonably require). If any Hazardous Material is released, discharged, disposed of, or permitted to spill or leak on or about the Property and is not caused by Tenant or other occupants of the Premises, or their agents, employees, Transferees, or contractors, such release, discharge, disposal, spill or leak shall be deemed casualty damage under Article 11 to the extent that the Premises and Tenant's use thereof is affected thereby; in such case, Landlord and Tenant shall have the obligations and rights respecting such casualty damage provided under this Lease.

      C. Miscellaneous. Tenant shall immediately upon written request from time to time provide Landlord with copies of all material safety data sheets, permits, approvals, memos, reports, correspondence, complaints, demands, claims, subpoenas, requests, remediation and cleanup plans, and all papers of any kind filed with or by any regulatory authority and any other books, records or items pertaining to Hazardous Materials that are subject to this Article (collectively referred to herein as "Tenant's Hazardous Materials Records"). Tenant shall pay, prior to delinquency, any and all fees, taxes (including excise taxes), penalties and fines arising from or based on Tenant's activities involving Hazardous Material on or about the Premises or Property, and shall not allow such obligations to become a lien or charge against the Property or Landlord. If Tenant violates any provision of this Article with respect to any Hazardous
Materials, Landlord may: (i) require that Tenant immediately remove all Hazardous Materials from the Premises and discontinue using, storing and handling Hazardous Materials in the Premises, and/or (ii) pursue such other remedies as may be available to Landlord under this Lease or applicable Law.

                             ARTICLE 30: DEFINITIONS

      (A) "Building" shall mean the structure (or the portion thereof owned by Landlord) identified in Article 1.

      (B) "Building Hours" shall mean 7:00 A.M. to 6:00 P.M. Monday through Friday, and 8:00 A.M. to 12:00 P.M. on Saturday (if comparable buildings in the area have standard Saturday hours), except Holidays. "Holidays" means all federal and state holidays, including New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Landlord reserves the right to increase the Building Hours beyond that which is set forth in this Paragraph.

      (C) "Default Rate" shall mean one and one half percent (1.5%) per month, or the highest rate permitted by applicable Law, whichever shall be less.

      (D) "Expenses" shall mean all expenses, costs and amounts (other than Taxes) of every kind and nature relating to the ownership, management, repair, maintenance, replacement, insurance and operation of the Property, including, without limitation (except as expressly set forth herein), any amounts paid for:
(i) Utility Costs, (ii) complying with Laws (but subject to the exclusions set forth below), (iii) insurance, not limited to that required under this Lease, and which may include flood, earthquake, boiler, rent loss, workers' compensation and employers' liability, builders' risk, automobile and other coverages, including a reasonable allocation of costs under any blanket policies, (iv) supplies, materials, tools, equipment, uniforms, and vehicles used in the operation, repair, maintenance, security, and other services for the Property, including rental, installment purchase and financing agreements therefor and interest thereunder, (v) accounting, alarm monitoring, security, janitorial, trash removal, snow and ice removal, and other services, (vi) customary management fees, (vii) compensation and benefits for any personnel engaged in the operation, repair, maintenance, security or other services for the Property at or below the level of property manager, and employer's FICA contributions, unemployment taxes or insurance, any other taxes which may be levied on such compensation and benefits, and data or payroll processing expenses relating thereto (if personnel handle other properties or functions, the foregoing expenses shall be allocated appropriately between the Property and such other properties or functions), (viii) payments under any easement, cross or reciprocal easement, operating agreement, declaration, covenant, or other agreement or instrument pertaining to the sharing of costs for common areas or other matters in a development or complex of which the Property is a part, (ix) sales, use, value-added or other taxes on supplies or services for the Property,
(x) the costs of operating and maintaining a property management office (such costs to be appropriately allocated between the Property and any other property served by such office), including the fair rental value thereof, (xi) operation, maintenance, repair, installation, replacement, inspection, testing, painting, decorating and cleaning of the Property, and any items located off-site but installed for the benefit of the Property, including Property identification and pylon signs, directional signs, traffic signals and markers, flagpoles and canopies, sidewalks, curbs, stairways, parking structures, lots, loading and service areas and driveways, storm and sanitary drainage systems, irrigation systems, elevators, escalators, trash compactors, and Systems and Equipment, landscaping, and all other aspects of the Property, including common area fixtures, equipment and other items therein or thereon, doors, locks and hardware, windows, gutters, downspouts, roof flashings and roofs. The foregoing provision is for definitional purposes only and shall not be construed to impose any obligation upon Landlord to incur such expenses, nor as a limitation as to other Expenses that Landlord may incur with respect to the Property. Landlord may retain independent contractors (or affiliated contractors at market rates) to provide any services or perform any work, in which case the costs thereof shall be deemed Expenses. Expenses shall, however, exclude:

            (1) the following items: (a) interest and amortization on Mortgages, and other debt costs or ground lease payments, if any, except as provided herein, (b) depreciation of buildings and other improvements (except permitted amortization of certain capital expenditures as provided below), (c) legal fees in connection with leasing, tenant disputes or enforcement of leases, (d) real estate brokers' commissions or marketing costs, (e) improvements or alterations to tenant spaces, (f) the cost of providing any service directly to, and paid directly by, any tenant, (g) costs of any items to the extent Landlord receives reimbursement from insurance proceeds or from a warranty or other such third party (such proceeds to be deducted from Expenses in the year in which received); and

            (2) capital expenditures, except those: (a) made primarily to reduce Expenses or increases therein, or to comply with Laws or insurance requirements (excluding capital expenditures to cure violations of Laws or insurance requirements that existed prior to the date of this Lease), or (b) for replacements (as opposed to additions or new improvements) of roofs, and nonstructural items located in the common areas of the Property required to keep such areas in good condition; provided, any such permitted capital expenditure shall be amortized (with interest at the prevailing loan rate available to Landlord when the cost was incurred) over: (x) the period during which the reasonably estimated savings in Expenses equals the expenditure, if applicable, or (y) the useful life of the item as determined by Generally Accepted Accounting Principles (GAAP), but in no event less than five (5) years nor more than thirty (30) years.

      (E) "Hazardous Material" shall include, but not be limited to: (i) any flammable, explosive, toxic, radioactive, biological, corrosive or otherwise hazardous chemical, substance, liquid, gas, device, form of energy, material or waste or component thereof, (ii) petroleum-based products, diesel fuel, paints, solvents, lead, radioactive materials, cyanide, biohazards, infectious or medical waste and "sharps", printing inks, acids, DDT, pesticides, ammonia compounds, and any other items which now or subsequently are found to have an adverse effect on the environment or the health and safety of persons or animals or the presence of which require investigation or remediation under any Law or governmental policy, and (iii) any item defined as a "hazardous substance", "hazardous material", "hazardous waste", "regulated substance" or "toxic substance" under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss. 9601, et seq., Hazardous Materials Transportation Act, 49 U.S.C. ss. 1801, et seq., Resource Conservation and Recovery Act of 1976, 42 U.S.C. ss. 6901 et seq., Clean Water Act, 33 U.S.C. ss. l 251, et seq., Safe Drinking Water Act, 14 U.S.C. ss. 300f, et seq., Toxic Substances Control Act, 15 U.S.C. ss. 2601, et seq., Atomic Energy Act of 1954, 42 U.S.C. ss. 2014 et seq., and any similar federal, state or local Laws, and all regulations, guidelines, directives and other requirements thereunder, all as may be amended or supplemented from time to time.

      (F) "Landlord" shall mean only the landlord from time to time, except that for purposes of any provisions defending, indemnifying and holding Landlord harmless hereunder. "Landlord" shall include past, present and future landlords and their respective partners, beneficiaries, trustees, officers, directors, employees, shareholders, principals, agents, affiliates, successors and assigns.

      (G) "Law" or "Laws" shall mean all federal, state, county and local governmental and municipal laws, statutes, ordinances, rules, regulations, codes, decrees, orders and other such requirements, applicable equitable remedies and decisions by courts in cases where such decisions are considered binding precedents in the State in which the Property is located, and decisions of federal courts applying the Laws of such State, at the time in question. This Lease shall be interpreted and governed by the Laws of the State in which the Property is located.

      (H) "Lender" shall mean the holder of any Mortgage at the time in question, and where such Mortgage is a ground lease, such term shall refer to the ground lessor (and the term "ground lease" although not capitalized is intended throughout this Lease to include any superior or master lease).

      (I) "Mortgage" shall mean all mortgages, deeds of trust, ground leases and other such encumbrances now or hereafter placed upon the Property or Building, or any part thereof, and all renewals, modifications, consolidations, replacements or extensions thereof, and all indebtedness now or hereafter secured thereby and all interest thereon.

      (J) "Person" shall mean an individual, trust, partnership, limited liability company, joint venture, association, corporation and any other entity.

      (K)  "Premises"  shall mean the area  within the  Building  identified  in
Article 1 and Exhibit A. Possession of areas necessary for utilities, services, safety and operation of the Property, including the Systems and Equipment, fire stairways, perimeter walls, space between the finished ceiling of the Premises and the slab of the floor or roof of the Property thereabove, and the use thereof together with the right to install, maintain, operate, repair and replace the Systems and Equipment, including any of the same in, through, under or above the Premises in locations that will not materially interfere with Tenant's use of the Premises, are hereby excepted and reserved by Landlord, and not demised to Tenant.

      (L) "Property" shall mean the Building, and any common or public areas or facilities, easements, corridors, lobbies, sidewalks, loading areas, driveways, landscaped areas, skywalks, parking rights, garages and lots, and any and all other rights, structures or facilities operated or maintained in connection with or for the benefit of the Building, and all parcels or tracts of land on which all or any portion of the Building or any of the other foregoing items are located, and any fixtures, machinery, apparatus, Systems and Equipment, furniture and other personal property located thereon or therein and used in connection with the operation thereof. Landlord reserves the right to add land, buildings, easements or other interests to, or sell or eliminate the same from, the Property, and grant interests and rights in the Property to other parties. If the Building shall now or hereafter be part of a development or complex of buildings or structures collectively owned by Landlord or its affiliates, the Property shall, at Landlord's option, also be deemed to include such other of those buildings or structures as Landlord shall from time to time designate, and shall initially include such buildings and structures (and related facilities and parcels on which the same are located) as Landlord shall have incorporated by reference to the total rentable area of the Property in Article 1.

      (M) "Rent" shall have the meaning specified therefor in Article 3.

      (N) "Systems and Equipment" shall mean any plant, machinery, transformers, duct work, cable, wires, and other equipment, facilities, and systems designed to supply light, heat, ventilation, air conditioning and humidity or any other services or utilities, or comprising or serving as any component or portion of the electrical, gas, steam, plumbing, sprinkler, communications, alarm, security, or fire/life/safety systems or equipment, or any elevators, escalators or other mechanical, electrical, electronic, computer or other systems or equipment for the Property, except to the extent that any of the same serves particular tenants exclusively (and "systems and equipment" without capitalization shall refer to such of the foregoing items serving particular tenants exclusively).

      (O) "Taxes" shall mean all amounts (unless required by Landlord to be paid under Article 14) for federal, state, county, or local governmental, special district, improvement district, municipal or other political subdivision taxes, fees, levies, assessments, charges or other impositions of every kind and nature in connection with the ownership, leasing and operation of the Property, whether foreseen or unforeseen, general, special, ordinary or extraordinary (including real estate and ad valorem taxes, general and special assessments, transit taxes, water and sewer rents, license and business license fees, use or occupancy taxes, taxes based upon the receipt of rent including gross receipts or sales taxes applicable to the receipt of rent or service or value added taxes, personal property taxes, taxes on fees paid by Landlord for property management services, and taxes or charges for fire protection, streets, sidewalks, road maintenance, refuse or other services). If the method of taxation of real estate prevailing at the time of execution hereof shall be, or has been, altered so as to cause the whole or any part of the Taxes now, hereafter or heretofore levied, assessed or imposed on real estate to be levied, assessed or imposed on Landlord, wholly or partially, as a capital stock levy or otherwise, or on or measured by the rents, income or gross receipts received therefrom, then such new or altered taxes attributable to the Property shall be included within the term "Taxes," except that the same shall not include any portion of such tax attributable to other income of Landlord not relating to the Property. Taxes shall include taxes which are increased as a result of increases in the assessment or valuation of the Property (whether based on a sale, change in ownership or refinancing of the Property or otherwise), increases in tax rates, reduction or elimination of any rollbacks or other deductions available under current law, scheduled reductions of any tax abatement, as a result of the elimination, invalidity or withdrawal of any tax abatement, or for any other cause whatsoever. Notwithstanding the foregoing, there shall be excluded from Taxes all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Property).

      (P) "Tenant" shall be applicable to one or more Persons as the case may be, the singular shall include the plural, and if there be more than one Tenant, the obligations thereof shall be joint and several. When used in the lower case, "tenant" shall mean any other tenant, subtenant or occupant of the Property.

      (Q) "Tenant's Share" of Taxes and Expenses shall be the percentage set forth in Article 1, but if the rentable area of the Premises changes due to the addition or subtraction of space under this Lease or by amendment, Landlord shall reasonably adjust Tenant's Share to be based on the rentable area of the Premises divided by the rentable area of the Property, subject to further adjustment hereunder and under Article 3. If the Property shall now or hereafter be part of or shall include a development or complex of two or more buildings or structures collectively owned by Landlord or its affiliates, Landlord may allocate Expenses and Taxes (or components thereof) within such complex or development, and between such buildings and structures and the parcels on which they are located, in accordance with sound accounting and management practices. In the alternative, Landlord may determine Tenant's Share of Expenses and Taxes (or components thereof) for all or any such buildings and structures, and any common areas and facilities operated or maintained in connection therewith and all parcels or tracts of land on which all or any portion of any of the other foregoing items are located, in accordance with sound accounting and management practices; provided, Landlord shall reasonably reduce Tenant's Share to be based on the ratio of the rentable area of the Premises to the rentable area of all such buildings as to which such Expenses and Taxes (or components thereof) are included. In addition, if the Property, or any development or complex of which it is a part, shall contain non-office uses during any period, Landlord may determine, in accordance with sound accounting and management practices, Tenant's Share of Taxes and Expenses for only the office portion of the Property or of such development or complex; in such event, Landlord shall reasonably adjust Tenant's Share to be based on the ratio of the rentable area of the Premises to the rentable area of such office portion for such period. Tenant acknowledges that the "rentable area of the Premises" under this Lease includes the so-called "usable area," without deduction for columns or projections, multiplied by one or more load or conversion factors to reflect a share of certain areas, which may include lobbies, corridors, mechanical, utility, janitorial, boiler and service rooms and closets, restrooms, and other public, common and service areas. Except as provided expressly to the contrary herein, the "rentable area of the Property" shall include all rentable area of all space leased or available for lease at the Property (excluding any parking facilities). Landlord may reasonably re-determine the rentable area of the Property from time to time to reflect remeasurements, reconfigurations, additions or modifications to the Property, and may reasonably adjust Tenant's Share prospectively based thereon.

      (R) "Utility Costs" shall include costs for electricity, power, gas, steam, oil or other fuel, water, sewer and other such services for the Property, including sales or other taxes thereon.

      (S) "Base Expense Year" shall mean the twelve-month period ending January 31, 2005.

      (T) "Base Tax Year" shall mean the twelve-month period ending January 31, 2005.

                                ARTICLE 31: OFFER

      The submission and negotiation of this Lease shall not be deemed an offer to enter the same by Landlord (nor an option or reservation for the Premises), but the solicitation of such an offer by Tenant. Tenant agrees that its execution of this Lease constitutes a firm offer to enter the same which may not be withdrawn for a period of twenty (20) business days after delivery to Landlord. During such period and in reliance on the foregoing, Landlord may, at Landlord's option, deposit any Security Deposit and Rent, proceed with any plans, specifications, alterations or improvements, and permit Tenant to enter the Premises, but such acts shall not be deemed an acceptance of Tenant's offer to enter this Lease, and such acceptance shall be evidenced only by Landlord signing and delivering this Lease to Tenant.

      ARTICLE 32: MISCELLANEOUS

      A. Captions and Interpretation. The captions of the Articles and Paragraphs of this Lease, and any computer highlighting of changes from earlier drafts, are for convenience of reference only and shall not be considered or referred to in resolving questions of interpretation. Tenant acknowledges that it has read this Lease and that it has had the opportunity to confer with counsel in negotiating this Lease; accordingly, this Lease shall be construed neither for nor against Landlord or Tenant, but shall be given a fair and reasonable interpretation in accordance with the meaning of its terms. The neuter shall include the masculine and feminine, and the singular shall include the plural. The term "including" shall be interpreted to mean "including, but not limited to."

      B. Survival of Provisions. All obligations (including indemnity, Rent and other payment obligations) or rights of either party arising during or attributable to the period prior to expiration or earlier termination of this Lease shall survive such expiration or earlier termination.

      C. Severability. If any term or provision of this Lease or portion thereof shall be found invalid, void, illegal, or unenforceable generally, or with respect to any particular party, by a court of competent jurisdiction, it shall not affect, impair or invalidate any other terms or provisions or the remaining portion thereof or enforceability with respect to any other party.

      D.  Perpetuities.  If the Commencement  Date is delayed in accordance with
Article 2 for more than nine (9) months, Landlord may declare this Lease terminated by notice to Tenant, and if the Commencement Date is so delayed for more than three years, this Lease shall thereupon be deemed terminated without further action by either party.

      E. Short Form Lease. Neither this Lease nor any memorandum of lease or short form lease shall be recorded by Tenant, but Landlord or any Lender may elect to record a short form of this Lease, in which case Tenant shall promptly execute, acknowledge and deliver the same on a form prepared by Landlord or such Lender.

      F. Light, Air and Other Interests. This Lease does not grant any legal rights to "light and air" outside the Premises nor any particular view visible from the Premises, nor any easements, licenses or other interests unless expressly contained in this Lease.

      G. Authority. If Tenant is any form of corporation, partnership, limited liability company or partnership, association or other organization, Tenant and all Persons signing for Tenant below hereby represent that this Lease has been fully authorized and no further approvals are required, and Tenant is duly organized, in good standing and legally qualified to do business in the Premises (and has any required certificates, licenses, permits and other such items).

      H. Partnership Tenant. If Tenant is a partnership, all current and new general partners shall be jointly and severally liable for all obligations of Tenant hereunder and as this Lease may hereafter be modified, whether such obligations accrue before or after admission of future partners or after any partners die or leave the partnership. Tenant shall cause each new partner to sign and deliver to Landlord written confirmation of such liability, in form and content satisfactory to Landlord, but failure to do so shall not avoid such liability.

      I. Successors and Assigns; Transfer of Property and Security Deposit. Each of the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties' respective heirs, executors, administrators, guardians, custodians, successors and assigns, subject to Article 13 respecting Transfers and Article 18 respecting rights of Lenders. Subject to Article 18, if Landlord shall convey or transfer the Property or any portion thereof in which the Premises are contained to another party, such party shall thereupon be and become landlord hereunder, shall be deemed to have fully assumed all of Landlord's obligations under this Lease accruing during such party's ownership, including the return of any Security Deposit, and Landlord shall be free of all such obligations accruing from and after the date of conveyance or transfer.

      J. Limitation of Liability. Tenant agrees to look solely to Landlord's interest in the Property for the enforcement of any judgment, award, order or other remedy under or in connection with this Lease or any related agreement, instrument or document or for any other matter whatsoever relating thereto or to the Property or Premises. Under no circumstances shall any present or future, direct or indirect, principals or investors, general or limited partners, officers, directors, shareholders, trustees, beneficiaries, participants, advisors, managers, employees, agents or affiliates of Landlord, or of any of the other foregoing parties, or any of their heirs, successors or assigns have any liability for any of the foregoing matters. Under no circumstances shall any present or future, direct or indirect,  principals  or  investors,  general  or limited  partners,  officers, directors, shareholders, trustees, beneficiaries, participants, advisors, managers, employees, agents or affiliates of Tenant, or of any of the other foregoing parties, or any of their heirs, successors or assigns have any liability for any of Tenant's obligations under this Lease (unless such party has specifically assumed responsibility for some or all of such obligations in a written guarantee or similar document). In no event shall either Landlord or Tenant be liable to the other party for any consequential damages.

      K. Confidentiality. Each party shall keep the content and all copies of this Lease, related documents or amendments now or hereafter entered, and all proposals, materials, information and matters relating thereto, including the results of any review of Landlord's records under Article 3, strictly confidential, and shall not disclose, disseminate or distribute any of the same, or permit the same to occur, except on an "as needed" basis to the extent reasonably required for proper business purposes by Tenant's or Landlord's employees, attorneys, insurers, auditors, lenders, brokers and Transferees (and each party shall obligate any such parties to whom disclosure is permitted to honor the confidentiality provisions hereof), and except as may be required by Law or court proceedings.

                           ARTICLE 33: OPTION TO RENEW

      Provided that Tenant is not in default under this Lease, Tenant is hereby granted an option to renew this Lease for an additional three (3) year term under the same terms and conditions of this Lease excepting, however, that there shall (i) be no further option to renew, and (ii) the Base Rent shall be as follows:

                  Period                         Monthly Base Rent

                  2/1/08 - 1/31/09:              $6,395.73
                  2/1/09 - 1/31/10:              $6,592.52
                  2/1/10 - 1/31/11:              $6,789.31

The Tenant shall  exercise this option by delivering  written notice to Landlord
no  later  than  May  1,  2007,   failing  which  this  option  to  renew  shall
automatically terminate.

                        ARTICLE 34: ADDITIONAL PROVISIONS

      A. Replacement Lease. Tenant is currently in possession of the Premises pursuant to the Office Lease dated February 1, 2000 entered into by and between Landlord and Crossbow Acquisition Inc., as amended by the First Amendment to Office Lease dated December 15, 2000 entered into by and between Landlord and Aerie Networks, Inc., and the Settlement Agreement and Second Amendment to Lease dated June 21, 2004 entered into by and between Landlord and Tenant (collectively, the "Existing Lease"). Effective as of the Commencement Date of this Lease, this Lease replaces and supersedes the Existing Lease and the Existing Lease shall remain in full force and effect for any obligations or matters which first arose prior to the Commencement Date of this Lease.

      B. As Is. Tenant accepts the Premises in their "as is" condition. As soon as is reasonably practicable, Landlord shall construct in a good and workmanlike manner the demising wall necessary to separate the Premises from the remainder of the first floor which is not being leased to Tenant pursuant to this Lease. Landlord shall use commercially reasonable efforts to minimize any disruption to Tenant's occupancy of the Premises in connection therewith and to promptly complete the construction after commencement.

      C. Additional Space. During the term of this Lease, provided that Tenant has not been in default of this Lease, in the event that any leased space in the Building located on the first or second floor becomes available due to a tenant moving out (the "Available Space"), Landlord shall provide Tenant with written notice of the same and Tenant shall have the first opportunity to lease the Available Space in its "as is" condition. Tenant shall have two (2) weeks in which to exercise this option by delivering written notice to Landlord failing which this option to expand for the Available Space which was offered shall automatically terminate. In the event that Tenant timely exercises its option to lease the Available Space, the Base Rent for the Available Space shall be the base rent on a per square foot basis as will then be due by Tenant for the Premises and the parties shall execute a lease modification agreement setting forth the addition of the Available Space to the Premises and the new amount of Base Rent. Notwithstanding anything herein to the contrary, Tenant shall not be allowed to exercise the rights contained in this Section if Tenant is in the last year of the primary term of this Lease unless Tenant exercises its option to renew; and provided further, if Tenant has exercised its option to renew and is in the sixth (6th) year of this Lease, Tenant shall be required to extend the term of this Lease at then prevailing market rates as a condition of exercising the rights contained in this Section. In the event that Tenant does not exercise its option to expand for the Available Space which was offered, Landlord shall thereafter be able to lease the offered Available Space on terms acceptable to Landlord in Landlord's sole and absolute discretion.

      D. Awning Signage. Tenant, at Tenant's sole cost and expense, shall (i) have the right to keep in place the existing awning signage located on the exterior of the Building, and (ii) keep the awnings in a good state of repair; provided, however, that Tenant shall remove one-half of the said signage as reasonably designated by Landlord promptly upon written request being made by Landlord.

      E. Closure of Stairway Access to Second Floor. There currently exists a stairway in the Premises which leads to space on the second floor of the Building which is not currently being leased by Tenant (the "Second Floor Space"). In the event that Landlord elects to close the opening or remove the said stairway to the Second Floor Space after the Commencement Date of this Lease, Landlord may do so and may enter the Premises to perform such construction as Landlord deems necessary. Landlord shall use commercially reasonable efforts to minimize any disruption to Tenant's occupancy of the Premises in connection therewith and to promptly complete the construction after commencement. Tenant acknowledges the construction contemplated by this Section, if performed, will necessarily involve work and access from both the Premises and the Second Floor Space. Tenant agrees to reasonably cooperate with Landlord to facilitate the construction, if any. Additionally, Tenant acknowledges that such construction, if any, may cause some noise or other inconvenience, and Tenant agrees that Landlord shall have no liability and shall not be required to compensate Tenant for any such noise or inconvenience. Accordingly, without limitation, Tenant agrees that such construction, if any, shall be deemed to not be an interference with, nor constitute a breach of, Tenant's possessory or quiet enjoyment rights.

                          ARTICLE 35: ENTIRE AGREEMENT

      This Lease,  together  with the  Exhibits  and other  documents  listed in
Article 1 (WHICH ARE HEREBY COLLECTIVELY INCORPORATED HEREIN AND MADE A PART HEREOF AS THOUGH FULLY SET FORTH), contains all the terms and provisions between Landlord and Tenant relating to the matters set forth herein and no prior or contemporaneous agreement or understanding pertaining to the same shall be of any force or effect, except for any such contemporaneous agreement specifically referring to and modifying this Lease and signed by both parties. Without limitation as to the generality of the foregoing, Tenant hereby acknowledges and agrees that Landlord's leasing agents and field personnel are only authorized to show the Premises and negotiate terms and conditions for leases subject to Landlord's final approval, and are not authorized to make any agreements, representations, understandings or obligations binding upon Landlord respecting the condition of the Premises or Property, suitability of the same for Tenant's business, the current or future amount of Taxes or Expenses or any component thereof, the amount of rent or other terms applicable under other leases at the Property, whether Landlord is furnishing the same utilities or services to other tenants at all, on the same level or on the same basis, or any other matter, and no such agreements, representations, understandings or obligations not expressly contained herein or in such contemporaneous agreement shall be of any force or effect. TENANT HAS RELIED ON TENANT'S INSPECTIONS AND DUE DILIGENCE IN ENTERING THIS LEASE, AND NOT ON ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE HABITABILITY, CONDITION OR SUITABILITY OF THE PREMISES OR PROPERTY FOR ANY PARTICULAR PURPOSE OR ANY OTHER MATTER NOT EXPRESSLY CONTAINED HEREIN. This Lease, including the Exhibits referred to above, may not be modified, except in writing signed by both parties.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

      IN WITNESS WHEROF, the parties have executed this Lease as of the date first set forth above.

                           LANDLORD:       1400 GLENARM PLACE VENTURE

                                    By:    Shames-Makovsky Realty Company,
                                           Authorized Agent

                                      By: /s/ Evan Makovsky
                                          --------------------------------------
                                          Name: Evan Makovsky
                                               ---------------------------------
                                          Its: President
                                               ---------------------------------


                           TENANT:        RICOCHET NETWORKS, INC., a Delaware
                                          corporation

                                      By: /s/ David L. Renauld
                                          --------------------------------------
                                          Name: David L. Renauld
                                               ---------------------------------
                                          Its: Vice President
                                               ---------------------------------

                                   CERTIFICATE

      I, Andy Shannon, as Corporate Controller of the aforesaid Tenant, hereby certify that the individual(s) executing the foregoing Lease on behalf of Tenant was/were duly authorized to act in his/their capacities as set forth above, and his/their action(s) are the action of Tenant.


(Corporate Seal)                    /s/ Andy Shannon
                                ------------------------------------------------

                               EXHIBIT A: PREMISES
                               -------------------

                  (Floor Plate Showing Premises Cross-Hatched)

                                [Drawing Omitted]

                                EXHIBIT B: RULES
                                ----------------

      (1) Access to Property. Before or after Building Hours, or such other hours as Landlord shall determine from time to time, access to and within the Property and/or to the passageways, lobbies, entrances, exits, loading areas, corridors, elevators or stairways and other areas in the Property may be restricted and access gained by use of a key to the outside doors of the Property, or pursuant to such security procedures Landlord may from time to time impose. Landlord shall in all cases retain the right to control and prevent access to such areas by Persons engaged in activities which are illegal or violate these Rules, or whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Property and its tenants (and Landlord shall have no liability in damages for such actions taken in good faith). No Tenant and no employee or invitee of Tenant shall enter areas reserved for the exclusive use of Landlord, its employees or invitees or other Persons. Tenant shall keep doors to corridors and lobbies closed except when persons are entering or leaving.

      (2) Signs. Landlord shall prescribe the suite number for the Premises and cause building standard suite identification signage to be placed on or adjacent to the main entrance door of the Premises, and shall provide directory strips for any Property directory consistent with Landlord's standard practices at the Property. Landlord shall bear the expense of initial building standard signage and directory strips, and Tenant shall pay Landlord's standard charges for changes requested by Tenant and approved by Landlord thereafter promptly after billing thereof. Tenant shall not paint, display, inscribe, maintain or affix any sign, placard, picture, advertisement, name, notice, lettering or direction on any part of the outside or inside of the Property, or on any part of the inside of the Premises which can be seen from the outside of the Premises, without the prior consent of Landlord, and then only such name or names or matter and in such color, size, style, character and material, and with professional designers, fabricators and installers as may be first approved or designated by Landlord in writing. Landlord reserves the right, without notice to Tenant, to remove at Tenant's expense all matter not so installed or approved.

      (3) Window and Door Treatments. Tenant shall not place anything or allow anything to be placed in the Premises near the glass of any door, partition, wall or window which may be unsightly from outside the Premises, and Tenant shall not place or permit to be placed any article of any kind on any window ledge or on the exterior walls. Blinds, shades, awnings or other forms of inside or outside window devices shall not be placed in or about the outside windows or doors in the Premises except to the extent, if any, that the design, character, shape, color, material and make thereof is first approved or designated by Landlord. Tenant shall not install or remove any solar tint film from the windows.

      (4) Balconies and Patios. If the Premises has access to a patio or balcony, Tenant shall have a license to enter such area, subject to the following provisions: (i) Tenant's access to such area shall be limited to the area immediately adjoining the Premises (and bounded by an extension of the demising lines of the Premises), and Landlord reserves the right to install materials separating Tenant's area from the area adjoining other tenants' premises, (ii) Tenant shall use such area only in a manner that is quiet and compatible with the nature of the Building as an office building, which only involves the use of benches or outdoor furniture approved by Landlord in writing, and which will not bother, disturb or annoy any other occupants of the Property, and (iii) Tenant's use thereof shall be subject to the other provisions of this Lease, including the other Rules.

      (5) Lighting and General Appearance of Premises. Landlord reserves the right to designate and/or approve in writing all internal lighting that may be visible from the public, common or exterior areas. The design, arrangement, style, color, character, quality and general appearance of the portion of the Premises visible from public, common and exterior areas, and contents of such portion of the Premises, including furniture, fixtures, signs, art work, wall coverings, carpet and decorations, and all changes, additions and replacements thereto shall at all times have a neat, professional, attractive, first class office appearance.

      (6) Property Tradename, Likeness, Trademarks. Tenant shall not in any manner use the name of the Property for any purpose other than as Tenant's business address, or use any tradenames or trademarks of Landlord, any other tenant, or their affiliates, or any picture or likeness of the Property, for any purpose, in any letterheads, circulars, notices, advertisements or other material whatsoever.

      (7) Deliveries and Removals. Furniture, freight and other large or heavy articles, and all other deliveries may be brought into the Property only at times and in the manner designated by Landlord, and always at the Tenant's sole responsibility and risk. Landlord may inspect items brought into the Property or Premises with respect to weight or dangerous nature or compliance with this Lease or Laws. Landlord may (but shall have no obligation to) require that all furniture, equipment, cartons and other articles removed from the Premises or the Property be listed and a removal permit therefor first be obtained from Landlord. Tenant shall not take or permit to be taken in or out of other entrances or elevators of the Property any item normally taken, or which Landlord otherwise reasonably requires to be taken, in or out through service doors or on freight elevators. Landlord may impose reasonable charges and requirements for the use of freight elevators and loading areas, and reserves the right to alter schedules without notice. Any hand-carts used at the Property shall have rubber wheels and sideguards, and no other material-handling equipment may be used without Landlord's prior written approval.

      (8) Outside Vendors. Tenant shall not obtain for use upon the Premises janitor or other services, except from Persons designated or approved by Landlord. Any Person engaged by Tenant to provide any other services shall be subject to scheduling and direction by the manager or security personnel of the Property. Vendors must use freight elevators and service entrances.

      (9) Overloading Floors; Vaults. Tenant shall not overload any floor or part thereof in the Premises or Property, including any public corridors or elevators therein, by bringing in or removing any large or heavy articles, and Landlord may prohibit, or direct and control the location and size of, safes and all other heavy articles and require at Tenant's expense supplementary supports of such material and dimensions as Landlord may deem necessary to properly distribute the weight.

      (10) Locks and Keys. Tenant shall use such standard key system designated by Landlord on all keyed doors to and within the Premises, excluding any permitted vaults or safes (but Landlord's designation shall not be deemed a representation of adequacy to prevent unlawful entry or criminal acts, and Tenant shall maintain such additional insurance as Tenant deems advisable for such events). Tenant shall not attach or permit to be attached additional locks or similar devices to any door or window, change existing locks or the mechanism thereof, or make or permit to be made any keys for any door other than those provided by Landlord. If more than two keys for one lock are desired, Landlord will provide them upon payment of Landlord's charges. In the event of loss of any keys furnished by Landlord, Tenant shall pay Landlord's reasonable charges therefor. The term "key" shall include mechanical, electronic or other keys, cards and passes.

      (11) Safety and Security Devices, Services and Programs. Safety and security devices, services and programs provided by Landlord, if any, while intended to deter crime and ensure safety, may not in given instances prevent theft or other criminal acts, or ensure safety of persons or property. The risk that any safety or security device, service or program may not be effective, or may malfunction, or be circumvented by a criminal, is assumed by Tenant with respect to Tenant's property and interests, and Tenant shall obtain insurance coverage to the extent Tenant desires protection against such criminal acts and other losses, as further described in Article 10. Tenant agrees to cooperate in any reasonable safety or security program developed by Landlord or required by Law.

      (12) Utility Closets and Connections. Landlord reserves the right to control access to and use of, and monitor and supervise any work in or affecting, the "wire" or telephone, electrical, plumbing or other utility closets, the Systems and Equipment, and any changes, connections, new installations, and wiring work relating thereto (or Landlord may engage or designate an independent contractor to provide such services). Tenant shall obtain Landlord's prior written reasonable consent for any such access, use and work in each instance, and shall comply with such requirements as Landlord may reasonably impose, and the other provisions of Article 6 respecting electric installations and connections, Article 28 respecting telephone Lines and connections, and Article 9 respecting Work in general. Tenant shall have no right to use any broom closets, storage closets, janitorial closets, or other such closets, rooms and areas.

      (13) Plumbing Equipment. The toilet rooms, urinals, wash bowls, drains, sewers and other plumbing fixtures, equipment and lines shall not be misused for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein.

      (14) Trash. All garbage, refuse, trash and other waste shall be kept in the kind of container, placed in the areas, and prepared for collection in the manner and at the times and places reasonably specified by Landlord, subject to
Article 29 respecting Hazardous Materials. Landlord reserves the right to require that Tenant participate in any recycling program designed by Landlord.

      (15) Alcohol, Drugs, Food and Smoking. Landlord reserves the right to exclude or expel from the Property any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules. Tenant shall not at any time manufacture, sell, use or give away, any spirituous, fermented, intoxicating or alcoholic liquors on the Premises, nor permit any of the same to occur. Tenant shall not at any time cook, sell, purchase or give away, food in any form by or to any of Tenant's agents or employees or any other parties on the Premises, nor permit any of the same to occur (other than in microwave ovens and coffee makers properly maintained in good and safe working order and repair in lunch rooms or kitchens for employees as may be permitted or installed by Landlord, and which do not violate any Laws or bother or annoy any other tenant). Tenant and its employees shall not smoke tobacco on any part of the Property (including exterior areas) except those areas, if any, that are designated or approved as smoking areas by Landlord.

      (16) Use of Common Areas; No Soliciting. Tenant shall not use the common areas, including areas adjacent to the Premises, for any purpose other than ingress and egress, and any such use thereof shall be subject to the other provisions of this Lease, including these Rules. Without limiting the generality of the foregoing, Tenant shall not allow anything to remain in any passageway, sidewalk, court, corridor, stairway, entrance, exit, elevator, parking or shipping area, or other area outside the Premises. Tenant shall not use the common area to canvass, solicit business or information from, or distribute any article or material to, other tenants or invitees of the Property. Tenant shall not make any room-to-room canvass to solicit business or information or to distribute any article or material to or from other tenants of the Property and shall not exhibit, sell or offer to sell, use, rent or exchange any products or services in or from the Premise unless ordinarily embraced within the Tenant's use of the Premises expressly permitted in the Lease.

      (17) Energy and Utility Conservation. Tenant shall not waste electricity, water, heat or air conditioning or other utilities or services, and agrees to cooperate fully with Landlord to assure the most effective and energy efficient operation of the Property and shall not allow the adjustment (except by Landlord's authorized Property personnel) of any controls. Tenant shall not obstruct, alter or impair the efficient operation of the Systems and Equipment, and shall not place any item so as to interfere with air flow. Tenant shall keep corridor doors closed and shall not open any windows, except that if the air circulation shall not be in operation, windows which are openable may be opened with Landlord's consent (not to be unreasonably withheld). If reasonably requested by Landlord (and as a condition to claiming any deficiency in the air-conditioning or ventilation services provided by Landlord), Tenant shall close any blinds or drapes in the Premises to prevent or minimize direct sunlight.

      (18) Landlord Access to Systems and Equipment. Tenant shall not place partitions, furniture or other obstructions in the Premises which may prevent or impair Landlord's access to the Systems and Equipment for the Property or the systems and equipment for the Premises.

      (19) Unattended Premises. Before leaving the Premises unattended, Tenant shall close and securely lock all doors or other means of entry to the Premises and shut off all lights and water faucets in the Premises (except heat to the extent necessary to prevent the freezing or bursting of pipes).

      (20) Going-Out-Of-Business Sales and Auctions. Tenant shall not use, or permit any other party to use, the Premises for any distress, fire, bankruptcy, close-out, "lost our lease" or going-out-of business sale or auction. Tenant shall not display any signs advertising the foregoing anywhere in or about the Premises. This prohibition shall also apply to Tenant's creditors.

      (21) Labor Harmony. Tenant shall not use (and upon notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment, or labor and employment practices that, in Landlord's good faith judgment, may cause strikes, picketing or boycotts or disturb labor harmony with the workforce or trades engaged in performing other work, labor or services in or about the Property.

      (22) Prohibited Activities. Tenant shall not: (i) use strobe or flashing lights in or on the Premises, (ii) install or operate any internal combustion engine, boiler, machinery, refrigerating, heating or air conditioning equipment in or about the Premises, (iii) use the Premises for housing, lodging or sleeping purposes or for the washing of clothes, (iv) place any radio or television antennae other than inside of the Premises, (v) operate or permit to be operated any musical or sound producing instrument or device which may be heard outside the Premises, (vi) use any source of power other than electricity,
(vii) operate any electrical or other device from which may emanate electrical, electromagnetic, x-ray, magnetic resonance, energy, microwave, radiation or other waves or fields which may interfere with or impair radio, television, microwave, or other broadcasting or reception from or in the Property or elsewhere, or impair or interfere with computers, faxes or telecommunication lines or equipment at the Property or elsewhere, or create a health hazard,
(viii) bring or permit any bicycle or other vehicle, or dog (except in the company of a blind person or except where specifically permitted) or other animal or bird in the Property, (ix) make or permit objectionable noise, vibration or odor to emanate from the Premises, (x) do anything in or about the Premises or Property that is illegal, immoral, obscene, pornographic, or anything that may in Landlord's good faith opinion create or maintain a nuisance, cause physical damage to the Premises or Property, interfere with the normal operation of the Systems and Equipment, impair the appearance, character or reputation of the Premises or Property, create waste to the Premises or Property, cause demonstrations, protests, loitering, bomb threats or other events that may require evacuation of the Building, (xi) advertise or engage in any activities which violate the spirit or letter of any code of ethics or licensing requirements of any professional or business organization, (xii) throw or permit to be thrown or dropped any article from any window or other opening in the Property, (xiii) use the Premises for any purpose, or permit upon the Premises or Property anything, that may be dangerous to persons or property (including firearms or other weapons (whether or not licensed or used by security guards) or any explosive or combustible articles or materials), (xiv) place vending or game machines in the Premises, except vending machines for employees, (xv) adversely affect the indoor air quality of the Premises or Property, or (xvi) do or permit anything to be done upon the Premises or Property in any way tending to disturb, bother, annoy or interfere with Landlord or any other tenant at the Property or the tenants of neighboring property, or otherwise disrupt orderly, quiet use and occupancy of the Property.

      (23) Transportation Management. Tenant shall comply with all present or future programs intended to manage parking, transportation or traffic in and around the Property, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities. Such programs may include, without limitation: (i) restrictions on the number of peak-hour vehicle trips generated by Tenant; (ii) increased vehicle occupancy; (iii) implementation of an in-house ridesharing program and an employee transportation coordinator; (iv) working with employees and any Property or area-wide ridesharing program manager, (v) instituting employer-sponsored incentives (financial or in-kind) to encourage employees to rideshare; and (vi) utilizing flexible work shifts for employees.

      (24) Responsibility for Compliance. Tenant shall be responsible for ensuring compliance with these Rules, as they may be amended, by Tenant's employees and as applicable, by Tenant's agents, invitees, contractors, subcontractors, and suppliers. Tenant shall cooperate with any reasonable program or requests by Landlord to monitor and enforce the Rules, including providing vehicle numbers and taking appropriate action against such of the foregoing parties who violate these provisions.


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

                                    EXHIBIT C

                                    GUARANTY

      THIS GUARANTY, made effective this 1st day of February, 2005, by YDI Wireless, Inc, 8000 Lee Highway, Falls Church, VA 22402, (hereinafter referred to as the "Guarantor"), to and for the benefit of 1400 Glenarm Place Venture or any future landlord under the Lease (hereinafter collectively referred to as the "Landlord").

                                    ARTICLE 1

                                    RECITALS

      Section 1.1. Obligations. Ricochet Networks, Inc., a Delaware corporation (hereinafter referred to as the "Tenant"), is entering into an Office Lease of even date herewith for the real property commonly known as 1400 Glenarm Place, Suite 100, Denver, Colorado (hereinafter referred to as the "Lease").

      Section 1.2. Inducement for Guaranty. As inducement for Landlord to enter into the Lease, Landlord requires that Guarantor guarantee payment of the Lease, and performance by Tenant of each and every term, covenant, condition and agreement contained in the Lease. Guarantor desires to give such guaranty in order to induce Landlord to enter into the Lease.

                                    ARTICLE 2

                          GUARANTY, WAIVER AND CONSENTS

      Section 2.1. Guaranty. Guarantor unconditionally and absolutely guarantees the due and punctual payment of the rent and any other money due or which may become due under the Lease, and the due and punctual performance and observance by Tenant of any other terms, covenants and conditions of the Lease on the part of the Lessee to be kept, observed or performed, whether according to the present terms thereof, at any earlier or accelerated date or dates as provided therein, or pursuant to any extension of time or to any change or changes in the terms, covenants and condition thereof.

      Section 2.2. Waiver and Consents. Guarantor waives diligence, presentment, protest, notice of dishonor, demand for payment, extension of time for payment, notice of acceptance of this Guaranty, indulgences and notice of every kind, and consents to any and all forbearances and extensions of the time for payment of the rent due under the Lease or performance under the Lease, and to any and all changes in the terms, covenants and conditions of the Lease hereafter made or granted, and to any changes, compromises or waivers of any default with respect to any other person secondarily or otherwise liable for any of the indebtedness and liabilities of the Tenant.

      Section 2.3. Waiver of Jury Trial. As an additional inducement to Lender to enter into the Lease, Guarantor, for itself and for all who may claim through or under it, HEREBY


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

WAIVES THE RIGHT TO TRIAL BY JURY ON ANY ISSUES BETWEEN LANDLORD AND GUARANTOR AND TO ANY ISSUES PERTAINING TO THE LEASE.

                                    ARTICLE 3

                      AGREEMENTS AND COVENANTS OF GUARANTOR

      Section 3.1. No Subrogation. Guarantor also hereby waives any claim, right or remedy which Guarantor may now have or hereafter acquire against Tenant, or any of its members, that arises under this Guaranty and/or from the performance by the Guarantor under this Guaranty, including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Landlord against Tenant, or any security which Landlord now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. This waiver shall only be in effect until all obligations to Landlord have been satisfied.

      Section 3.2. Enforcement. This Guaranty may be enforced by Landlord without first resorting to or exhausting any other security or collateral and without first having to evict the Tenant and relet the leased premises, or any of the other remedies provided by the Lease. If suit or other remedy is availed of, only the net proceeds therefrom, after deduction of all charges and expenses of every kind and nature whatsoever, shall be applied in reduction of the amount due under the Lease. Landlord shall not be required to institute or prosecute proceedings to recover any amounts due by Tenant as a condition of payment hereunder or enforcement hereof.

      Section 3.3. Primary Obligation. This Guaranty is a primary obligation of Guarantor unless the Lease is determined to be invalid, unenforceable or discharged by a court of competent jurisdiction; provided, however, that Guarantor shall not be able to assert that the Lease is invalid, unenforceable or discharged due to a bankruptcy of the Tenant or any permitted assignee of the Tenant.

      Section 3.4. Financial Statements. Guarantor agrees to furnish Landlord, upon demand, so long as this Guaranty shall remain in effect, a financial statement setting forth in reasonable detail the assets, liabilities and net worth of the Guarantor.

      Section 3.5. Expenses of Enforcement. In the event this Guaranty is placed in the hands of an attorney for enforcement, Guarantor will reimburse Landlord for all expenses incurred in connection therewith, including reasonable attorneys' fees.

                                    ARTICLE 4

                                  MISCELLANEOUS

      Section 4.1. Successors and Assigns. This Guaranty shall inure to the benefit and may be enforced by Landlord, and any subsequent owner of the real property of which the leased premises are a part, and shall be binding upon and enforceable against the legal representatives, heirs and assigns of Guarantor.

      Section 4.2. No Alteration of Other Documents. No provision of this Guaranty shall be construed to alter or amend the Lease, or to relieve Tenant of any duties or obligations under the Lease.

      Section 4.3. Word Meanings. As used herein the singular shall include the plural, the plural the singular and the use of any gender shall be applicable to all genders.

      Section 4.4. Joint Obligation. In the event that more than one person or party shall execute this Guaranty as the Guarantor herein, this agreement shall bind all persons and parties jointly and severally.

      Section 4.5. Colorado Law; Venue. This Guaranty and the terms and provisions hereof shall be governed by and construed according to the laws of the State of Colorado, without regard to principles of conflict of laws. Any suit hereon may be brought and prosecuted in the courts of the City and County of Denver, Colorado.

      Section 4.6. Remedies Cumulative. Guarantor hereby agrees with Landlord that all rights, remedies and recourse afforded to Landlord by reason of this Guaranty, or otherwise, are separate and cumulative and may be pursued separately, successively or concurrently, as occasion therefor shall occur, and are nonexclusive and shall in no way limit or prejudice any other legal or equitable right, remedy or recourse which Landlord may have.

      Section 4.7. Captions. The section headings contained in this Guaranty are for reference purposes only and shall not affect the meaning or interpretation of this Guaranty.

      WITNESS the execution hereof by the Guarantor.

      GUARANTOR:

      YDI WIRELESS, INC.


By:   /s/ David L. Renauld
      --------------------

      David L. Renauld, Vice President
     (Print name and title)


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